UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant  [ ]

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Primis Financial Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE HOLDING COMPANY FOR

1676 International Drive, Suite 900

McLean, Virginia 22102

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, JUNE 26, 2025

Stockholders of Primis Financial Corp.:

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Primis Financial Corp. (the “Company”) will be held at The Commonwealth Club, 401 W. Franklin Street, Richmond, VA 23220, on Thursday, June 26, 2025, beginning at 1:00 p.m. (Eastern Time).

The Annual Meeting will be held for the following purposes:

1.	ELECTION OF DIRECTORS. To elect four (4) Directors of Class I to serve on the Board of Directors of the Company until the Company’s 2028 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified, or until his or her earlier resignation or removal;
2.	APPROVAL OF AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION. To approve an amendment to the Company’s Articles of Incorporation to declassify the Company’s Board of Directors;
3.	APPROVAL OF THE PRIMIS FINANCIAL CORP. OMNIBUS INCENTIVE PLAN. To approve a new omnibus incentive plan;
4.	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS. To ratify the appointment of Crowe LLP (“Crowe”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;
5.	ADVISORY VOTE ON EXECUTIVE COMPENSATION. To conduct a non-binding vote to approve the compensation of the Company’s named executive officers; and
6.	OTHER BUSINESS. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement, which is attached hereto and made a part thereof.

The close of business on April 28, 2025, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder at the Company’s office at 10900 Nuckols Road, Suite 325, Glen Allen, Virginia 23060 during usual business hours for a period of at least ten days prior to the Annual Meeting.

Your Vote is Important.

You are cordially invited and urged to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are urged to submit your proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You may vote by signing, dating and mailing the proxy card. The proxy is revocable in the manner described in the Proxy Statement at any time before it is voted at the Annual Meeting. If you attend the Annual Meeting, you may vote, during the meeting if you wish, even if you have previously returned your proxy card.

If you plan to attend the Annual Meeting, please note that we may ask to see valid picture identification, such as a driver’s license, to identify you as a stockholder. Stockholders holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date.

Cameras (including cellular phones with photographic capabilities), recording devices and other similar electronic devices will not be permitted at the meeting. Please silence your cell phones during the Annual Meeting as a courtesy to others.

By order of the Board of Directors,

Cheryl B. Wood
Secretary to the Board

May 16, 2025
McLean, Virginia

PROXY STATEMENT

FOR

2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, JUNE 26, 2025

General Information

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Primis Financial Corp. (the “Company”) for use at the 2025 Annual Meeting of Stockholders of the Company to be held at The Commonwealth Club, 401 W. Franklin Street, Richmond, VA 23220, on Thursday, June 26, 2025, beginning at 1:00 p.m. (Eastern time), and any adjournments or postponements thereof (the “Annual Meeting”) for the purposes set forth in this Proxy Statement and the accompanying Notice of 2025 Annual Meeting of Stockholders.

This Proxy Statement, the Notice of Meeting and the enclosed proxy card is first being sent to stockholders on or about May 16, 2025. For information on how to vote your shares, see the instructions included on the enclosed proxy card and under “Information About Voting” below.

Important Notice regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Thursday, June 26, 2025.

The Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available at www.envisionreports.com/FRST.

We have mailed to certain stockholders a notice of internet availability of proxy materials on or about May 16, 2025. This notice contains instructions on how to access and review the Company’s Proxy Statement and Annual Report on Form 10-K on the internet. The notice also contains information on how to submit your proxy on the internet or by phone or, if you prefer, to obtain a paper or email copy of the materials.

Information About Voting

You are entitled to vote at the meeting if you were a holder of record of the Company’s common stock, $0.01 par value per share (“Common Stock”), at the close of business on April 28, 2025.

Stockholders can vote in person at the Annual Meeting or by proxy. You can vote by proxy by signing, dating and mailing the enclosed proxy card or you may vote online at www.envisionreports.com/FRST or by phone at 1-800-652-VOTE (8683).

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record, which you should follow in order to vote your shares. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy.

If you vote by proxy, the individuals named on the proxy card (your “proxies”) will vote your shares in the manner you indicate. You may specify whether your shares should be voted for or against each of the proposals. If you sign and return the card without indicating your instructions, your shares will be voted as follows:

●	FOR the election of Class I Directors;
●	FOR an approval to amend to the Company’s articles of incorporation to declassify the Board of Directors;
●	FOR an approval of the Primis Financial Corp. Omnibus Incentive Plan;
●	FOR the proposal to ratify appointment of Crowe LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year; and
●	FOR the non-binding advisory vote to approve the compensation of the Company’s named executive officers.

You may revoke or change your proxy at any time before it is exercised by (1) delivering to us a signed proxy card with a date later than your previously delivered proxy, (2) voting in person at the Annual Meeting, or (3) sending a written revocation to the Company’s Secretary, Cheryl Wood, prior to the Annual Meeting. Your most current proxy card will be the one that is counted. All written notices of revocation and other communications with respect to revocation or proxies should be sent to: Primis Financial Corp., 10900 Nuckols Road, Suite 325, Glen Allen, Virginia 23060, (804) 528-4754, Attention: Corporate Secretary. Any stockholder who holds shares in street name with a bank or broker must contact that bank or broker if he or she wishes to revoke his or her proxy.

The Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may be properly taken, shares represented by an executed and unrevoked proxy will be voted with respect thereto in accordance with the judgment of the persons designated in the proxy. The proxy also confers on the proxies the discretionary authority to vote with respect to any matter presented at the Annual Meeting for which advance notice was not timely received by the Company in accordance with the Company’s Amended and Restated Bylaws.

Solicitation of Proxies

This proxy solicitation is made by the Board of Directors of the Company and the cost of this solicitation is being borne by the Company. Proxies will be solicited through the mail and, if deemed advisable, directors, officers and regular employees of the Company may solicit proxies personally or by telephone or other means of communication, without being paid additional compensation for such services. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding the proxy materials to beneficial owners of the Company’s Common Stock.

Annual Report

The Company’s Annual Report on Form 10-K, including consolidated financial statements and related notes, for the fiscal year ended December 31, 2024, as filed with the Securities and Exchange Commission (the “SEC”), accompanies but does not constitute part of this Proxy Statement.

VOTING SHARES AND VOTING RIGHTS

Only holders of record of Common Stock at the close of business on April 28, 2025 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. On that date there were 24,722,734 shares of Common Stock outstanding, which is the only outstanding class of voting securities of the Company. The holders of at least a majority of the outstanding shares of Common Stock must be represented at the Annual Meeting, in person or by proxy, in order to constitute a quorum for the transaction of business. Abstentions and shares held of record by a broker or nominee that are voted on any matter will be included in determining whether a quorum exists. Each holder of Common Stock shall have one vote for each share of Common Stock registered in such holder’s name on the books of the Company on the Record Date.

A broker non-vote occurs when a broker does not have discretionary authority to vote the shares and has not received voting instructions from the beneficial owner of the shares. Brokers, as holders of record, are permitted to vote on certain routine matters, but not on non-routine matters. The ratification of the appointment of the independent registered public accounting firm is the only matter to be presented at the Annual Meeting that is considered routine under applicable rules. The election of the directors, the amendment to the Company’s articles of incorporation to declassify the Board, the approval of the Primis Financial Corp. Omnibus Incentive Plan, and the advisory (non-binding) vote to approve the compensation of the Company’s named executive officers are not deemed to be routine matters, so a broker is not permitted to vote on these matters without instructions from the beneficial owner of the shares. If a stockholder holds shares in street name and does not provide voting instructions to its broker, those shares will be counted as broker non-votes in the election of the directors, the amendment to the Company’s articles of incorporation to declassify the Board, the approval of the Primis Financial Corp. Omnibus Incentive Plan, and the advisory (non-binding) vote to approve the compensation of the Company’s named executive officers.

Director nominees are elected by a plurality of the votes of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the director nominee with the most votes for a particular board seat is elected for that seat regardless of whether or not such nominee receives a majority of the votes cast. There will be no cumulative voting in the election of the directors. A broker non-vote or a withholding of authority to vote with respect to the director nominees will not have the effect of a vote against such nominee because it is not a vote cast in favor of or against the proposal.

The affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the amendment to the Company’s articles of incorporation to declassify the Board, to approve the Primis Financial Corp. Omnibus Incentive Plan, and to ratify the appointment of the independent registered public accounting firm. Since the ratification of the appointment of the independent registered public accounting firm is considered a routine matter under applicable rules and a broker or other nominee may generally vote on routine matters, no broker non-votes are expected to exist in connection with this proposal. Abstentions will have the effect of a vote against the ratification of the appointment of the independent registered public accounting firm.

Proposal 1.

ELECTION OF DIRECTORS

Election Procedures; Term of Office; Director Retirements

Members of the Company’s and the Bank’s Board of Directors are expected to have the appropriate skills and characteristics necessary to function in the Company and Bank’s current operating environment and contribute to its future direction and strategies. These include legal, financial, management and other relevant skills. In addition, the Company looks to achieve a diversified Board, including members with varying experience, age, perspective, residence, background, race, gender, and other demographic characteristics. All of our directors are nominated on the basis of merit.

The Board of Directors currently consists of ten directors. Following the date of the Annual Meeting, the Board of Directors will consist of ten directors in the event that each of the nominees is elected. In accordance with the Company’s Amended and Restated Bylaws, members of the Board of Directors are divided into three classes, Class I, Class II and Class III. The members of each class are elected for a term of office to expire at the third succeeding annual meeting of stockholders following their election.

The Board of Directors has approved the nomination of John F. Biagas, John M. Eggemeyer, F.L. Garrett, III and Dr. Allen R. Jones Jr. to serve as Class I directors. The terms of the Class I directors expire at the annual meeting of stockholders in 2028 and until his or her successor is duly elected and qualified or until his earlier resignation or removal. The nominees receiving a plurality of the votes of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on the election of directors will be elected. Unless the authority to vote for the election of directors is withheld, all shares of Common Stock represented by proxy will be voted FOR the election of the nominees.

If the nominees become unavailable to serve as a director for any reason before the election, the shares represented by proxy will be voted for such other person, if any, as may be designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees will be unavailable to serve as a director. John F. Biagas, John M. Eggemeyer, F.L. Garrett, III and Dr. Allen R. Jones Jr. have consented to being named herein and to serve if elected.

Any director vacancy occurring after the election may be filled only by a majority vote of the remaining directors, even if there is less than a quorum of the Board of Directors.

The biographies of the nominees and continuing directors below contains information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Corporate Governance Committee and the Board of Directors to determine that the person should serve as a director.

Nominees for Election

The following table sets forth the name, age and position with the Company and Primis Bank (the “Bank”) for the nominees for election as directors of the Company:

Name	Age	Positions with the Company and Bank
John F. Biagas	60	Class I Director and Chairman of the Company; Director and Chairman of the Bank

John M. Eggemeyer	79	Class I Director of the Company; Director of the Bank

F.L. Garrett, III	84	Class I Director of the Company; Director of the Bank

Dr. Allen R. Jones Jr.	61	Class I Director of the Company; Director of the Bank

John F. Biagas has been a director of the Company and the Bank since the closing of the Company’s merger with Eastern Virginia Bankshares, Inc. (“EVBS”) in June 2017, and on March 20, 2025, the Board of Directors named Mr. Biagas Chairman of the Board of Directors of the Company and the Bank.  Mr. Biagas served as a director of EVBS and Eastern Virginia Bank (“EVB”) from 2014 until 2017, and has been the owner, President and CEO of Bay Electric Co., Inc., an electrical and general contractor located in Newport News, Virginia since 1997. Mr. Biagas is a Master Electrician licensed in four states and the District of Columbia. Bay Electric serves a very diverse client base and specializes in general contracting as well as in design/build general and electrical construction, security/technology solutions and services, and solar photovoltaic. Under Mr. Biagas’ direction, Bay Electric has become one of the fastest growing minority-owned electrical and general construction contractors in the Mid-Atlantic region with annual revenues in excess of $70 million. Mr. Biagas is also the Vice Rector for the Old Dominion University Board of Visitors and serves as vice chair of the Student Advancement Committee and as a member of the Administration and Finance Committee. Mr. Biagas provides the Board of Directors essential guidance related to his business development expertise and general business experience through owning and operating a fast-paced contracting company and working on multi-million dollar projects. Mr. Biagas brings to the Board of Directors extensive experience in identifying potential risks and rewards in real estate development and construction. Mr. Biagas also brings to the Board of Directors leadership skills and oversight experience through his service on numerous local, statewide and national boards, including the U.S. Chamber of Commerce Board of Directors, a founding and current member of the Virginia Chapter of the Young Presidents Organization and as a founding member and director of Virginia Company Bank from its inception in 2005 until its acquisition by EVBS in 2014.

John M. Eggemeyer has been a director of the Company and the Bank since June 15, 2021. Mr. Eggemeyer is a Founder and Managing Principal of Castle Creek Capital LLC which has been an investor in the banking industry since 1990. Mr. Eggemeyer has over 40 years of experience in the banking industry and has been involved in more than 75 bank acquisitions. In 2006, the American Banker honored Mr. Eggemeyer as “Community Banker of the Year” for his success as a builder of community banking companies. Prior to founding Castle Creek, Mr. Eggemeyer spent nearly 20 years as a senior executive with some of the largest banking organizations in the U.S. with responsibilities across a broad spectrum of banking activities. Mr. Eggemeyer has served as the Chairman of PacWest Bancorp since its formation in 2000, is a Board member of The Bancorp, Northpointe Bancshares, Inc. and was a founder and Director of Guaranty Bancorp. Previously, he was Chairman and Chief Executive Officer of White River Capital and a Board member of TCF Financial Corporation, Western Bancorp and American Financial Realty. Mr. Eggemeyer’s civic and philanthropic efforts have been focused in the areas of improving the quality of instruction in education and expanding educational opportunities for lower income students. He was a founder and past President of the Rancho Santa Fe Community School Endowment and was a member of the Rancho Santa Fe School Site Selection Committee. He also helped establish the Minnesota Charter of A Better Chance, a national organization committed to creating improved educational opportunities for minority high school students. Mr. Eggemeyer is a Life Trustee of Northwestern University where he serves on the Finance and Investment Committees and is a past Trustee of the Bishop’s School of La Jolla, California and the Parent Advisory Board at Stanford University. Mr. Eggemeyer holds a Bachelor of Science degree from Northwestern University and an M.B.A. from the

University of Chicago. Mr. Eggemeyer brings to the Board of Directors extensive experience in identifying potential risks and rewards in the banking industry. The Company benefits from his experience and counsel as a member of our board.

F.L. Garrett, III has served as a director of the Company and the Bank since the closing of the Company’s merger with EVBS in June 2017. Mr. Garrett served as Vice Chairman of the Board of Directors of EVBS and previously served as Chairman of the Board of Directors of a predecessor of EVB. Mr. Garrett served as a director of the Bank and a predecessor of the Bank from 1982 until June 2017. Mr. Garrett has owned Harborside Storage since 1994, a boat storage company and has been an active realtor with Long & Foster Real Estate in Essex County, Virginia and neighboring areas since 1989. As a local business owner and a successful realtor, Mr. Garrett contributes to the Board of Directors a strong sense of changing economic and market conditions in the Company’s market areas. Mr. Garrett has also developed extensive knowledge of our business during his extended service to the Company, the Bank and one of the Bank’s predecessors.

Dr. Allen R. Jones Jr. has been a director of the Company and the Bank since June 15, 2021. Dr. Jones is a licensed physical therapist in the Commonwealth of Virginia. Dr. Jones is the owner and CEO of Dominion Physical Therapy, a practice he founded in 1990 and has since expanded to six locations in the Hampton Roads region. Virginia has been Dr. Jones’ home since 1987, the year he completed his degree in physical therapy from the University of Connecticut. Dedicated to continuing education, he earned a Doctor of Physical Therapy degree from Rocky Mountain University School of Health Professions in Provo, Utah, in 2014 and also holds a postgraduate certification in Clinical Management of Head, Facial and Neck Pain and TMJ Disorders. He has been a member of the American Physical Therapy Association since 1988. Dr. Jones’ passion for high-quality care has led to numerous awards for his practice, as well as statewide leadership positions. In 2014, Gov. Terry McAuliffe appointed him to the Virginia State Board of Physical Therapy. Dr. Jones was reelected as Chairman of the Board of Physical Therapy for the state of Virginia on August 11, 2020, where he previously served as Chairman in 2017 and 2018. Dr. Jones served as Chairman for two consecutive years (2019-2021) for the Board of Health Professions. For three decades, Dr. Jones has worked hard to foster a spirit of community involvement and service through his practice. In 2014, Dr. Jones provided financial and staffing support for a collaborative trip with Old Dominion specialists to the Dominican Republic to educate clinical staff there on the treatment of autism spectrum disorder. Dr. Jones serves as a board member of Norfolk State University Foundation and Old Dominion University School of Physical Therapy & Athletic Training. Dr. Allen contributes to the Board of Directors with strong ties to its surrounding communities in the Company’s market areas. Dr. Allen has also developed extensive knowledge of our business as he served as our Hampton Advisory Board Chairman since 2018.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE FOR ELECTION TO THE BOARD OF DIRECTORS.

CONTINUING DIRECTORS

The following table sets forth certain information with respect to the Company’s Class II and Class III directors whose terms of office do not expire at the Annual Meeting:

Name	Age	Positions with the Company and Bank
Directors:
Robert Y. Clagett	84	Class III Director of the Company; Director of the Bank

Deborah B. Diaz	67	Class III Director of the Company; Director of the Bank

Charles A. Kabbash	87	Class III Director of the Company; Director of the Bank

W. Rand Cook	71	Class II Director and Vice-Chairman of the Company; Director and Vice-Chairman of the Bank

Eric A. Johnson	71	Class II Director of the Company; Director of the Bank

Dennis J. Zember, Jr.	55	Class II Director of the Company; Director of the Bank; President and Chief Executive Officer of the Company and Chief Executive Officer of the Bank

Robert Y. Clagett has served as a director of the Company and the Bank since August 2014. Mr. Clagett has practiced law in the State of Maryland since 1967, with a primary focus in real estate law. He previously served as a director of Prince George’s Federal Savings Bank commencing in 1967 and was elected President and Chief Executive Officer in 1968. Mr. Clagett served as President of Prince George’s Federal Savings Bank from 1968 to 2005 and served as Chief Executive Officer from 1968 to 2014. The Company believes Mr. Clagett’s qualifications to sit on the Board of Directors include his extensive banking experience and legal expertise.

Deborah B. Diaz has served as a director of the Company and the Bank since October 2020. Ms. Diaz is CEO of Catalyst ADV, a technology and strategic growth advisory firm, and venture capital advisor developing new business markets and industry partnership opportunities since 2016. Catalyst ADV currently provides advisory services to high tech, transportation and aerospace clients such as Google, Boeing, Dell Technologies, Leidos, Equinix, PTC and many other notable public companies. Previously, Ms. Diaz served as Chief Technology Officer and Deputy Chief Information Officer at the National Aeronautics and Space Administration responsible for global system infrastructure, investment oversight, risk management, data management, innovation and technology infusion from 2009 to 2016. As Chief Information Officer for Science and Technology of the Department of Homeland Security, she was responsible for all global defense and research system infrastructure and manufacturer delivery to support a $1 billion portfolio from 2002 to 2007. She has also served as a senior government executive and international consultant in the areas of intellectual property, patents, digital transformation, data forensics, and foreign joint ventures. Ms. Diaz serves on the advisory boards of Dell Technologies; Intel Corporation; Equinix, Inc.; Raytheon Forcepoint and on the National Association of Corporate Directors (“NACD”) Capital Area Chapter Board. Ms. Diaz has also previously served on multiple private company and non-profit boards. Ms. Diaz was NACD Directorship Certified in 2019. The Company believes Ms. Diaz qualifications to sit on the Board of Directors include her extensive operational experience as a technology executive and strategic cybersecurity expert focused on digital transformation and risk management.

Charles A. Kabbash has served as a director of the Company and the Bank since April 2005. Mr. Kabbash is the owner of 414 Associates, a real estate investment and holding company, operating primarily in the Charlottesville, Virginia area since 1984. Mr. Kabbash has also served a partner in Kabbash, Fox & Gentry Commercial Real Estate since 2009 and is the owner of Kabbash Business Brokerage, which negotiates the purchase or sale of businesses. Both of these firms also operate primarily in the Charlottesville area. In addition, Mr. Kabbash is the co-owner, along with his wife, Rebecca Gentry, of CandR LLC, a company investing in emerging businesses. Mr. Kabbash was a realtor at Summit Realty from 2002 to 2009. Mr. Kabbash is heavily involved in the business, political and civic community in Charlottesville, Virginia.

The Company believes Mr. Kabbash’s qualifications to sit on the Board of Directors include his management and operational expertise from years spent as a professional realtor, investor and consultant.

W. Rand Cook has been served as Chairman of the Board of each the Company and the Bank since 2020, and on March 20, 2025, began serving as Vice-Chairman of the Company of the Bank. Mr. Cook has also served as a director of the Company and the Bank since the closing of the Company’s merger with EVBS in June 2017. Mr. Cook served as Chairman of the Board of Directors of EVBS and served as a director of EVB and a predecessor of EVB from 2000 until June 2017. Mr. Cook is a Partner in the law firm of McCaul, Martin, Evans and Cook, P.C., where he has been practicing law since 1985, and is the Commissioner of Accounts for Hanover County Circuit Court. Mr. Cook holds both MBA and JD degrees, and maintains an active law practice that focuses on corporate law and debtor and creditor rights. Mr. Cook brings experience in corporate governance, strategic planning and financial planning to the Board of Directors, and his legal background gives Mr. Cook valuable insight into various legal risks that the Company may encounter. Previously, Mr. Cook worked with the Virginia General Assembly, which provides Mr. Cook with a unique perspective on state legislative and regulatory environments.

Eric A. Johnson has served as a director of the Company and the Bank since the closing of the Company’s merger with EVBS in June 2017. For over 45 years, Mr. Johnson has been in the real estate business. Mr. Johnson has served as a real estate broker with Mason Realty in Middlesex, Virginia since 1976 and served as a director of EVB and a predecessor of EVB from 1988 until June 2017. In addition, Mr. Johnson previously owned Urbanna Market and Urbanna Builders Supply, both of which generated multi-million dollar annual sales. Mr. Johnson brings experience in local real estate markets to the Board of Directors, as well as entrepreneurial spirit, business judgment and knowledge of local business markets that he has developed through his business ventures.

Dennis J. Zember, Jr. has served as a director of the Company and the Bank since February 2020. Mr. Zember was appointed President and Chief Executive Officer of both the Company and the Bank on February 19, 2020. Mr. Zember was previously Executive Vice President and Chief Operating Officer of Ameris Bancorp from June 2016 through June 2018 and Chief Financial Officer of Ameris Bancorp from February 2005 through December 2017. The Company believes Mr. Zember’s qualifications to sit on the Board of Directors include his extensive banking experience from years spent as an executive in the industry.

Proposal 2.

APPROVAL OF AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO DECLASSIFY THE COMPANY’S BOARD OF DIRECTORS

Background

Article 8.A. of the Company’s articles of incorporation, as amended, currently divides the Board of Directors into three classes. Each class is elected for a three-year term, with the terms staggered so that approximately one-third of directors, plus any newly appointed directors, stands for election each year. There are currently four Class I directors, whose term expires at the Annual Meeting; three Class II directors, whose term expires at the 2026 annual meeting of stockholders; and three Class III directors, whose term expires at the 2027 annual meeting of stockholders.

In the past, the Company’s various Boards of Directors have believed that a classified board structure served the best interests of the Company and its stockholders. Among other considerations, classified boards generally can provide for company and board continuity and stability, promote director independence that is less subject to management or outside influence, and inhibit coercive takeover tactics and special interest groups focused on short-term gain from taking rapid control of a company without giving its board the opportunity to negotiate the payment of an appropriate premium.

While the Board continues to believe these are important considerations, the Board also understands that the corporate governance best practices in recent years have moved away from classified boards in favor of electing all directors annually. As part of its ongoing responsibilities to monitor current developments in corporate governance and review and recommend changes to the Company’s governing documents, the Corporate Governance Committee evaluated the classified board structure during early 2025 and considered, among other things, that an annual election of all directors would provide stockholders with greater opportunity to register their views at each annual meeting on the performance of the entire Board over the prior year. Director elections are the primary means for stockholders to express their views on the performance of individual directors, and a classified board structure affords stockholders this opportunity only once every three years for each director.

After carefully weighing these considerations, the Board concluded that the annual election of all directors will both enhance our corporate governance practices and be an effective way to maintain and enhance the accountability of the Board. Accordingly, the Board, upon the recommendation of the Corporate Governance Committee, unanimously determined that it is in the best interests of the Company to eliminate the classified board structure.

The Proposal

On April 24, 2025, upon recommendation of the Corporate Governance Committee, the Board unanimously approved and adopted, subject to stockholder approval, a proposed amendment to Article 8.A. of the Company’s articles of incorporation to eliminate the Board’s classified structure (the “Declassification Amendment”). The text of the revised Article 8.A., is attached to this Proxy Statement as Appendix A. If approved by stockholders, this Declassification Amendment would become effective upon the filing of articles of amendment with the State Corporation Commission of the Commonwealth of Virginia. Further, if this Declassification Amendment is approved by stockholders, conforming amendments will be made to the Company’s bylaws to reflect the elimination of the Company’s classified Board structure.

In order to facilitate the transition from staggered three-year terms to non-staggered one-year terms and to implement the annual election of all directors effective at the 2026 annual meeting, each director whose term extends beyond the 2026 annual meeting (including all director nominees nominated for election at the Annual Meeting) on April 24, 2025 tendered his or her irrevocable resignation effective immediately prior to election of directors at the 2026 annual meeting, conditioned upon the Company’s stockholders approving the Declassification Amendment and the Company receiving a Certificate of Amendment from the State Corporation Commission of the Commonwealth of Virginia

If this proposal does not receive the required number of votes in favor, neither Article 8.A. of the Company’s articles of incorporation nor the Company’s Bylaws will be amended, and the board will remain classified with all directors continuing to serve three-year terms.

Stockholder Vote Required

Approval of the amendment to the Company’s articles of incorporation to declassify the Board of Directors requires the affirmative vote of a majority of the votes entitled to be cast on the matter. Failures to vote, abstentions, and broker non-votes will not count as votes cast on the proposal, and, accordingly, will have the same effect as votes against the Declassification Amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS PROPOSAL TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION TO DECLASSIFY THE COMPANY’S BOARD OF DIRECTORS.

Proposal 3.

APPROVAL OF THE PRIMIS FINANCIAL CORP. OMNIBUS INCENTIVE PLAN

We are asking our stockholders to approve the Primis Financial Corp. Omnibus Incentive Plan (referred to as the “Plan”). Upon the recommendation of the Compensation Committee, our board adopted the Plan on April 24, 2025, subject to approval by our stockholders.

The Plan is intended to serve as the successor to the Primis Financial Corp. 2017 Equity Compensation Plan (the "Prior Plan"). If our stockholders approve the Plan, all future equity awards will be made from the Plan, and we will not grant any additional awards under the Prior Plan.

If the Plan is not approved by our stockholders, the Compensation Committee will not be able to grant awards under the Prior Plan because, as of May 31, 2025, there will be no further shares available for issuance under the Prior Plan. We would accordingly be at a disadvantage against our competitors for recruiting, retaining and motivating individuals critical to our success and could be forced to increase cash compensation.

Proposed Share Reserve

The aggregate number of shares of common stock that may be issued under all equity awards granted pursuant to the Plan, subject to adjustments described below, will be equal to 600,000 shares. From and after the effective date of the Plan, no further awards shall be granted under the Prior Plan, and the Prior Plan will remain in effect only so long as awards granted thereunder remain outstanding.

Key Data Relating to Outstanding Equity Awards and Shares Available

The following table includes information regarding outstanding equity awards and shares available for future awards under the Prior Plan as of December 31, 2024 (and without giving effect to approval of the Plan under this proposal):

	2014 Incentive Plan(1)	Prior Plan (2)
Total shares underlying outstanding stock options	35,800	-
Total shares underlying outstanding unvested time-based full value awards	-	19,700
Total shares underlying outstanding unvested performance-based full value awards	-	291,375
Total shares underlying all outstanding awards	35,800	311,075
Weighted average exercise price of outstanding stock options	11.73	-
Weighted average remaining contractual life of outstanding stock options (in years)	1.0	-
Total shares currently available for grant of new awards as of December 31, 2024	-	128,926
Common Stock outstanding as of December 31, 2024	24,722,734
Market price of Common Stock as of December 31, 2024	$11.66

(1)	Options in the table above were granted under the 2014 Incentive Plan which remains operative only to govern such outstanding options.
(2)	No options have been granted under the Prior Plan. If our stockholders approve the Plan, no further equity awards will be granted under the Prior Plan from and after the effective date of the Plan.

Burn Rate, Dilution and Overhang

A common measure of a stock plan’s cost is the “burn rate,” which refers to how fast a company uses the supply of shares authorized for issuance under its stock plan. Our burn rate for the last three years is set forth below, and our average burn rate over such three-year period was 0.5% of shares of our common stock outstanding per year.

Key Equity Metric	2024	2023	2022
Burn Rate(1)	-	0.7%	0.7%
Overhang(2)	1.8%	1.9%	2.6%
Dilution(3)	1.3%	1.4%	1.6%

(1)	Burn rate is calculated by dividing the number of awards granted by the weighted average share outstanding for the applicable year.
(2)	Overhang is calculated by dividing (a) the sum of (x) the number of shares subject to equity awards outstanding at the end of the year and (y) the number of shares available for future grants, by (b) the number of shares outstanding at the end of the year.
(3)	Dilution is calculated by dividing the number of shares subject to equity awards outstanding at the end of the fiscal year by the number of shares outstanding at the end of the fiscal year.

Sound Governance Provisions Included in the Plan

The Plan incorporates numerous governance best practices, including:

Feature	Description
Independent administration	Administered by our independent Compensation Committee.
No evergreen	No automatic annual increases in the share reserve.
Fixed year term	Unless earlier terminated, the Plan has a fixed 10 year term ending on June 26, 2035.
No liberal share recycling

Prohibits the re-use of shares withheld or delivered to satisfy the exercise price of a stock option or SAR or to satisfy tax withholding requirements. Also prohibits “net share counting” upon the exercise of stock options or SARs.

Limitation on annual director awards

A limit of $250,000, or $400,000 in the case of the Chair of our Board or Lead Director, per fiscal year applies to the total value of the aggregate grant date fair value of all equity-based grants and cash fees paid to a single non-employee director.

No discounted options or SARs	Minimum 100% fair market value (as of the date of grant) exercise or base price for options and SARs.
Prohibition on repricing	The exercise price of a stock option or SAR may not be reduced, directly or indirectly, without the prior approval of stockholders, including by a cash repurchase of “underwater” awards.
Clawback	Awards are subject to clawback policies adopted by the Company.
Minimum Vesting	Awards are subject to a minimum 1-year vesting requirement, with certain exceptions.
No Dividends on Unvested Awards	Neither dividends nor dividend equivalents will be paid on unvested or unearned awards.

Summary of Material Terms of the Plan

The principal features of the Plan are summarized below. However, this summary is qualified in its entirety by reference to the full text of the Plan, as attached to this proxy statement as Appendix B.  Because this is a summary, it may not contain all the information that you may consider to be important. Therefore, we recommend that you read Appendix B carefully before you decide how to vote on this proposal.

Purpose. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of employees, officers, directors and consultants of the Company or its affiliates with its stockholders, as well as by providing such persons with an incentive for outstanding performance. Also, the Plan provides flexibility for the Company to attract, motivate, and retain these individuals upon whose judgment, interest, and efforts the successful conduct of which the Company’s business is largely dependent.

Administration. Generally, the Plan will be administered by the Compensation Committee. The Compensation Committee will have the authority to (i) designate participants; (ii) determine the types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the Plan; (iii) interpret the terms and intent of the Plan and any award certificate; and (iv) make all other decisions and determinations that may be required under the Plan. Unless and until changed by our board, the Compensation Committee is designated to administer the Plan.

Eligibility. The Plan permits the grant of awards to employees, officers, directors, and consultants of the Company and its affiliates as selected by the Compensation Committee. As of March 31, 2025, approximately 602 employees and officers and 9 non-employee director nominees would be eligible to participate in the Plan.

Permissible Awards. The Plan authorizes the granting of awards in any of the following forms:

●	market-priced stock options to purchase shares of our common stock (for a term not to exceed 10 years), which may be designated under the Internal Revenue Code (the “Code”) as nonstatutory stock options (which may be granted to all participants) or incentive stock options (which may be granted to officers and employees but not to consultants or non-employee directors);

●	SARs, which give the holder the right to receive the difference (payable in cash or stock, as specified in the award certificate) between the fair market value per share of our common stock on the date of exercise over the base price of the award (which cannot be less than the fair market value of the underlying stock as of the grant date);

●	restricted stock awards (including performance shares), which are subject to restrictions on transferability and subject to forfeiture on terms set by the Compensation Committee, including time-based and/or performance-based vesting conditions;

●	stock units (including performance units), which represent the right to receive shares of common stock (or an equivalent value in cash, as specified in the award certificate) at a designated time in the future, subject to time-based and/or performance-based vesting conditions set by the Compensation Committee;

●	other stock-based awards that are denominated in, or valued by reference to, shares of our common stock; and

●	cash-based awards, including performance-based annual bonus awards.

Share Reserve. The aggregate number of shares of common stock that may be issued under all equity awards granted pursuant to the Plan, subject to adjustments described below, will be equal to 600,000, less one share for every one share subject to an award granted under the 2017 Plan after December 31, 2024 and prior to the Effective Date. After December 31, 2024, any shares subject to an award under the Prior Plan that are terminated or expire unexercised, are settled for cash, or are canceled, forfeited or lapse for any reason, then in each such case, the shares subject to the awards under the Prior Plan will, to the extent of such termination, expiration, cash settlement, cancellation, forfeiture or lapse, be added to the shares available for grant under the Plan on a one-for-one basis.

Share Counting. Shares of common stock reserved and available for issuance pursuant to awards granted under the Plan shall be counted against the Plan reserve as follows:

●	Shares subject to awards that are canceled, terminated, expired, forfeited, or settled in cash will again be available for awards under the Plan.

●	Shares used to pay the exercise price of an award or withheld to satisfy tax withholding obligations will not be added back to the pool of shares available for awards under the Plan.

●	The Compensation Committee may grant awards under the Plan in substitution for awards held by employees of another entity who become employees of the Company as a result of certain corporate transactions, and such substitute awards will not count against the Plan share reserve.

Adjustments. In the event of a transaction between the Company and its stockholders that causes the per-share value of the Company’s common stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the share authorization limits under the Plan will be adjusted proportionately, and the Compensation Committee must make such adjustments to the Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. In the event of any corporate event or transaction involving the Company, such as a merger, consolidation, reorganization, recapitalization, stock split, a stock dividend, spin-off, or a combination or exchange of shares, dividend in kind or other like change in capital structure, the Compensation Committee may, in its sole discretion, make such other appropriate adjustments to the terms of any outstanding awards to reflect such changes or distributions and to modify any other terms of outstanding awards.

Limitations on Non-Employee Director Awards. The aggregate compensation that may be granted or awarded during a single fiscal year to any non-employee director in respect of his or her services as a non-employee director, including all fees, cash retainers and equity awards, shall not exceed $250,000, or $400,000 in the case of a non-employee director who serves as Chair of our Board or Lead Director. For purposes of such limit, the value of awards will be determined based on the aggregate grant date fair value of all awards issued to the director in such year (computed in accordance with applicable financial accounting rules).

Treatment of Awards upon Death or Disability. Unless otherwise provided in an award agreement or any special plan document or agreement governing an award, in the event of a participant’s death, his or her options and SARs will become fully exercisable, and all time-based vesting restrictions on that participant’s outstanding awards will lapse. Any outstanding performance-based awards will be deemed to have been earned as of the date of termination based upon an assumed achievement of all relevant performance goals at the target level and will be paid on a pro rata basis.

Treatment of Awards upon a Change in Control. Unless otherwise provided in an award agreement or any special plan document or agreement governing an award:

●	Upon the occurrence of a change in control in which outstanding awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control in a manner approved by the Compensation Committee or the board, all outstanding time-based awards will become fully-vested and, if applicable, exercisable, as of the date of the change in control. Performance-based awards will be deemed to have been fully earned as of the change in control based upon an assumed achievement of all relevant performance goals at the target level.
●	Upon the occurrence of a change in control in which outstanding awards are assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control, if within two years after the effective date of such change in control, a participant’s employment is terminated without “cause” or the participant resigns for “good reason” (as such terms are defined) then, such participant’s outstanding time-based awards will become fully-vested and, if applicable, exercisable, as of the date of termination. Performance-based awards will be deemed to have been fully earned as of the date of termination based upon an assumed achievement of all relevant performance goals at the target level.

Discretionary Acceleration. The Compensation Committee may in its sole discretion at any time determine that all or a portion of a participant’s awards will become fully-vested and, if applicable, exercisable.

Limitations on Transfer; Beneficiaries. A participant may not assign or transfer an award other than by will or the laws of descent and distribution; provided, however, that the Compensation Committee may permit other transfers (other than transfers for value). A participant may, in the manner determined by the Compensation Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

Termination and Amendment of the Plan. our board or the Compensation Committee may terminate or amend the Plan, but if an amendment would constitute a material amendment requiring shareholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to shareholder approval. No termination or amendment of the Plan may, without the written consent of the participant, reduce or diminish the value of an outstanding award. In addition, except for any mandatory adjustments to the Plan and outstanding awards, without the prior approval of our stockholders, the Plan may not be amended to permit: (i) the exercise price or base price of an option or SAR to be reduced, directly or indirectly, (ii) an option or SAR to be cancelled in exchange for cash, other awards, or options or SARs with an exercise or base price that is less than the exercise price or base price of the original option or SAR, or otherwise, or (iii) the Company to repurchase an option or SAR for value (in cash or otherwise) from a participant if the current fair market value of the shares underlying the option or SAR is lower than the exercise price or base price per share of the option or SAR. Unless sooner terminated, the Plan will terminate on June 26, 2035.

The Compensation Committee may amend or terminate outstanding awards. However, such amendments may require the consent of the participant and, unless approved by the stockholders, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

Prohibition on Repricing. Outstanding stock options and SARs cannot be repriced, directly or indirectly, without shareholder approval. The exchange of an “underwater” stock option or SAR (i.e., an award having an exercise price in excess of the current market value of the underlying stock) for another award or for a cash payment would be considered an indirect repricing and would, therefore, require shareholder approval.

Clawback Policy. Awards under the Plan will be subject to the Company’s clawback or similar policy, as amended from time to time.

Federal Income Tax Consequences

The U.S. federal income tax discussion set forth below is intended to provide general information only and does not purport to be a complete analysis of all of the potential tax effects of the Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. State and local income tax consequences are not discussed, and may vary from jurisdiction to jurisdiction.

Nonstatutory Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonstatutory stock option under the Plan. When the optionee exercises a nonstatutory stock option; however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

SARs. A participant receiving a SAR under the Plan will not recognize income, and the Company will not be allowed a federal income tax deduction, at the time the SAR award is granted. When the participant exercises the SAR, the amount of cash and the fair market value of any shares of stock received will be treated as ordinary income to the participant and the Company will be allowed a corresponding federal income tax deduction at that time.

Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, the participant will not recognize income, and the Company will not be allowed a federal income tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Stock Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock or other property as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Cash-Based Awards. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a cash-based award is granted (for example, when the performance goals are established). Upon receipt of cash in settlement of the award, a participant will recognize ordinary income equal to the cash received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Tax Withholding. The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan.

Benefits to Named Executive Officers and Others

As of April 29, 2025, no awards had been granted under the Plan. All awards under the Plan will be made at the discretion of the Compensation Committee. Therefore, it is not presently possible to determine the benefits or amounts that will be received by any individuals or groups pursuant to the Plan in the future.

Stockholder Vote Required

Approval of the Plan requires the affirmative vote of a majority of the votes entitled to be cast on the matter. Failures to vote, abstentions, and broker non-votes will not count as votes cast on the proposal, and, accordingly, will have the same effect as votes against the Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PRIMIS FINANCIAL CORP. OMNIBUS INCENTIVE PLAN.

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Proposal 4.

PROPOSAL TO RATIFY APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Based on the Audit Committee’s approval and recommendation, the Board of Directors has selected Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.

At the Annual Meeting, the stockholders will be asked to consider and act upon a proposal to ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The ratification of such appointment will require the affirmative vote of the holders of a majority of the outstanding shares of the Company’s Common Stock entitled to vote and present in person or represented by proxy at the Annual Meeting. Representatives of Crowe LLP will be present at the Annual Meeting, will be given an opportunity to make a statement (if they desire to do so) and will be available to respond to appropriate questions from stockholders.

Stockholder ratification of the selection of Crowe LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year is not required by the Company’s Amended and Restated Bylaws, state law or otherwise. However, the Board of Directors is submitting the selection of Crowe LLP to the Company’s stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Crowe LLP. Even if the selection of Crowe LLP is ratified, the Audit Committee may, in their discretion, direct the appointment of a different independent registered public accounting firm at any time during the 2025 fiscal year if they determine that such a change would be in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF CROWE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2025 FISCAL YEAR.

Proposal 5.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the SEC, the Company is providing stockholders the opportunity to vote on a non-binding, advisory resolution to approve the compensation of its named executive officers.

The Company urges stockholders to read the section entitled “COMPENSATION DISCUSSION AND ANALYSIS”, which describes in more detail how its executive compensation policies and procedures operate and are designed to achieve its compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narrative, which provide detailed information on the compensation of the Company’s named executive officers. The Compensation Committee and the Board of Directors believe that the policies and procedures articulated in the Compensation Discussion and Analysis are effective in advancing both the short- and long-term interests of stockholders while also ensuring that the Company and the Bank are able to attract, retain and motivate executive management talent, and that the compensation of its named executive officers reported in this Proxy Statement has contributed to the Company’s recent and long-term success.

The Company is asking for stockholder approval of the compensation of its named executive officers as disclosed in this Proxy Statement in accordance with the SEC rules, which disclosures include the information contained in the Compensation Discussion and Analysis, the compensation tables and the narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the policies and practices described in this Proxy Statement.

Accordingly, the Company is asking its stockholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2024 Summary Compensation Table and the other related tables and disclosure.”

This advisory vote, commonly referred to as a “say-on-pay” vote, is non-binding on the Board. Although non-binding, the Board and the Compensation Committee will review and consider the voting results when making future decisions regarding its executive compensation program.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NON-BINDING PROPOSAL TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

CORPORATE GOVERNANCE

Meetings of the Board of Directors

The Board of Directors held eleven (11) meetings during 2024. There was no director who attended less than 75% of the aggregate of the (1) total number of meetings of the Board and (2) total number of meetings held by Board committees on which he or she served. Each director is expected to dedicate sufficient time, energy and attention to company matters to ensure the diligent performance of his or her duties, including by attending annual and special meetings of the stockholders of the Company, the Board and committees of which he or she is a member.

Board Leadership Structure

The Company believes refreshing Board leadership roles on a regular basis enhances the effectiveness of the Board and its oversight of management.  On March 20, 2025, the Board of Directors named John F. Biagas Chairman of the Board of Directors of the Company and the Bank and named W. Rand Cook Vice-Chairman of the Company of the Bank.  Both Mr. Biagas and Mr. Cook will also serve as ex-oficio members of all Board committees.  Additional changes to committee leadership and assignments are more fully described below.

Currently the Chief Executive Officer and Chairman positions are separated, with Mr. Zember currently serving as the President and Chief Executive Officer of both the Company and the Bank. The role of the Chief Executive Officer is to set the strategic direction for the Company and manage its performance, while the Chairman of the Board is tasked with setting the agenda for Board meetings and presiding over meetings of the Board. The Board of Directors believes bifurcating the roles of Chief Executive Officer and Chairman is in the best interests of the Company and its stockholders, as doing so best positions the Company to carry out its strategic plan for core growth and enhanced performance; provides for greater accountability and transparency; enhances oversight of operations; and provides for greater Board involvement.

Oversight of Risk Management

The Board, as a whole and also at the committee level, plays an active role in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s asset quality, securities portfolio, capital, liquidity, cybersecurity and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements as well as overseeing succession planning. The Audit Committee oversees management of financial and regulatory risks. The Corporate Governance Committee manages environmental, social, and governance risks including risks associated with members of the Board of Directors, independence, and competence. The Asset-Liability Management Committee of the Bank’s Board of Directors is responsible for overseeing the management of risks regarding the Bank’s policies and procedures related to investments in securities, liquidity and interest sensitivity. The Enterprise Risk Committee has oversight of the enterprise-wide risk management framework and includes the strategies, policies, procedures, assessments and systems established and maintained by management to identify, assess, measure and manage the Company's material risks. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.

Oversight of Cybersecurity Risk

Information security is a significant operational risk for financial institutions, and includes the risk of losses resulting from cyber-attacks. The Board recognizes the importance of maintaining the trust and confidence of our customers, clients, and employees, and devotes significant time and attention to oversight of cybersecurity and information security risk as a result. In light of these risks, the Board devotes attention to oversight of cybersecurity and assesses the risks and changes in the cyber environment through presentations and reports provided to our Board on a quarterly basis. The Board has primary responsibility for this oversight. In this capacity, the Board oversees the Company’s processes for identifying, assessing, monitoring and managing cybersecurity risk.

Committees of the Board of Directors of the Company

The Board of Directors of the Company has four committees, the Audit Committee, the Corporate Governance Committee, the Compensation Committee and the Enterprise Risk Committee, each of which is described below.

Audit Committee. The members of the Audit Committee until November 21, 2024 were Robert Y. Clagett (Chairman), John F. Biagas, W. Rand Cook (ex-officio), Deborah B. Diaz, and Eric A. Johnson. On November 21, 2024, John M. Eggemeyer was added to the Audit Committee. As of March 20, 2025, the members of the Audit Committee are Eric A. Johnson (Chairman) John F. Biagas (ex-officio), W. Rand Cook (ex-officio), Deborah B. Diaz, Robert Y. Clagett and John Eggemeyer, all of whom the Board has determined to be “independent directors” as defined under the NASDAQ Stock Market listing standards and in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has determined that all of the Audit Committee members have the financial knowledge, business experience and independent judgment necessary for service on the Audit Committee. The Board has further determined that John Eggemeyer has the requisite attributes of an “audit committee financial expert” as defined by the rules and regulations of the SEC, and has the financial literacy and accounting or financial qualifications and experience to provide effective financial expertise to the Audit Committee. The Audit Committee operates pursuant to a written charter, which is available electronically in the corporate governance section of the Investor Relations page of the Company’s website at www.primisbank.com.

As set forth in the Audit Committee’s charter, the functions of the Audit Committee are to assist the Board in its oversight of:

●	the integrity of the Company’s financial statements;
●	the adequacy of the Company’s system of internal controls;
●	the Company’s compliance with regulatory requirements;
●	the qualifications and independence of the Company’s independent registered public accountants; and
●	the performance of the Company’s independent registered public accountants and of the Bank’s internal audit function.

In carrying out these responsibilities, the Audit Committee, among other things:

●	monitors the preparation of quarterly and annual financial reports by the Company’s management;
●	supervises the relationship between the Company and its independent registered public accountants, including having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent registered public accountants; and
●	oversees management’s implementation and maintenance of effective systems of internal and disclosure controls, including review of the Company’s policies relating to legal and regulatory compliance, ethics and conflicts of interests and review of the Bank’s internal auditing program.

The Audit Committee’s meetings include, whenever appropriate, executive sessions with the Company’s independent registered public accountants and with the Bank’s internal auditors, in each case without the presence of the Company’s or the Bank’s management. The Audit Committee met nine (9) times during 2024.

As part of its oversight of the Company’s financial statements, the Audit Committee reviews and discusses with both management and the independent registered public accountants all annual and quarterly financial statements prior to their issuance. During 2024, management of the Company advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the Audit Committee.

Corporate Governance Committee. The Corporate Governance Committee is responsible for making recommendations to the Board regarding the membership of the Board, including:

●	recommending to the Board the slate of director nominees for election at the annual meeting of stockholders;
●	considering, recommending and recruiting candidates to fill any vacancies or new positions on the Board, including candidates that may be recommended by stockholders;
●	establishing criteria for selecting new directors; and
●	reviewing the backgrounds and qualifications of possible candidates for director positions.

The Corporate Governance Committee operates pursuant to a written charter, a copy of which is available electronically in the corporate governance section of the Investor Relations page of the Company’s website at www.primisbank.com.

The members of the Corporate Governance Committee until March 20, 2025 were Charles A. Kabbash (Chairman), W. Rand Cook, Deborah B. Diaz, F. L. Garrett, III, and Eric A. Johnson. As of March 20, 2025, the members of the Corporate Governance Committee are W. Rand Cook (Chairman), John F. Biagas (ex-officio), Deborah B. Diaz, Eric A. Johnson, Charles A. Kabbash and F.L. Garrett. The Corporate Governance Committee met two (2) times in 2024.

Compensation Committee. The Compensation Committee is responsible for overseeing the development and implementation of the Company’s compensation programs, including:

●	establishing the overall compensation framework for the Company’s senior management, which includes the Company’s named executive officers, including short-term and long-term incentives, and recommending certain compensation plans to the Board;
●	reviewing and approving corporate goals and objectives relevant to the compensation of the Bank’s senior management,
●	evaluating the performance of senior management relative to established goals and objectives and determining and approving commensurate compensation levels; and
●	providing oversight of succession planning for the Company and the Bank.

The Compensation Committee operates pursuant to a written charter, a copy of which is available electronically in the corporate governance section of the Investor Relations page of the Company’s website at www.primisbank.com.

The members of the Compensation Committee until March 20, 2025 were John F. Biagas (Chairman), Robert Y. Clagett, W. Rand Cook (ex-officio), and F.L. Garrett, III. As of March 20, 2025, the members of the Compensation Committee are John M. Eggemeyer (Chairman), John F. Biagas (ex-officio), W. Rand Cook (ex-officio), Robert Y. Clagett and F.L. Garrett, III. The Compensation Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the committee. In 2024, the Compensation Committee met seven (7) times.

In 2024, the Compensation Committee engaged Pearl Meyer (the “Consultant”) to provide advice with respect to executive officer and director compensation for 2024. The Consultant periodically attended the Compensation Committee’s meetings, including executive sessions, and provided information and advice independent of management and, at the direction of the Compensation Committee Chairman, assisted management with various activities that support the Company’s executive compensation program. The Compensation Committee considered the independence of the Consultant in light of the SEC rules and NASDAQ listing standards and concluded that the work of the Consultant did not raise any conflicts of interest. The Consultant did not provide any services to the Company other than executive compensation-related services. Additional information regarding the Compensation Committee’s processes and procedures for consideration of executive compensation is provided in the Compensation Discussion and Analysis section below.

Enterprise Risk Committee. The Enterprise Risk Committee has been established to approve and periodically review the Company's risk management policies and to oversee the implementation of the Company's enterprise-wide risk management framework. The enterprise-wide risk management framework includes the strategies, policies, procedures, assessments and systems established and maintained by management to identify, assess, measure and manage the Company's material risks. In addition, the Enterprise Risk Committee coordinates with the Audit Committee of the Board in reviewing the Company's financial and operational risks, corporate-wide compliance and other areas of Audit Committee responsibility or with the Compensation, Nominating and Governance Committees of the Board for review of compensation-related risks.

The members of the Enterprise Risk Committee until March 20, 2025 were John M. Eggemeyer (Chairman), Deborah B. Diaz, Dr. Allen R. Jones, Jr., and W. Rand Cook (ex-officio). As of March 20, 2025, the members of the Enterprise Risk Committee are Deborah B. Diaz (Chairman), John F. Biagas (ex-officio), W. Rand Cook (ex-officio) and Dr. Allen R. Jones, Jr. The Enterprise Risk Committee met four (4) times in 2024.

Committees of the Board of Directors of the Bank

The Board of Directors of the Bank (the “Bank Board”) has one committee, the Asset-Liability Management Committee, which is described below.

Asset-Liability Management Committee. The Asset-Liability Management Committee ensures that the Bank’s investment policies and procedures are adequate and that the Bank’s investments in securities are consistent with the guidelines established in the Bank’s policies and comply with applicable laws and regulations. The committee evaluates the performance of the securities portfolio to ensure that the Bank’s objectives with respect to diversification, liquidity, and quality are met. While management is responsible for purchase decisions with respect to investment securities, the Asset-Liability Management Committee is responsible for reviewing and ratifying management’s investment transactions. The Asset-Liability Management Committee is also responsible for reviewing the entire balance sheet to ensure that products and funding sources adhere to the Board’s policies relating to asset-liability and interest rate risk management.

The members of the Asset-Liability Management Committee are currently W. Rand Cook, F.L. Garrett, III, Charles A. Kabbash and Dennis J. Zember, Jr. with the addition of John F. Biagas (ex-oficio) effective March 20, 2025. Five non-director executive officers also serve as members of the Asset-Liability Management Committee: the Bank’s Chief Financial Officer, Chief Accounting Officer, Chief Credit Officer, Chief Risk Officer, and Treasurer. The Asset-Liability Management Committee met four (4) times in 2024.

Board and Director Evaluations

The Board of Directors as a whole, and directors as individuals, have been subject to evaluation for effectiveness from time to time. In 2024, the Board adopted the following framework to ensure regular review:

1.	Annual Evaluations as a Group - No less than annually, the Board shall undergo an evaluation into its effectiveness as a group considering the environment and strategies of the organization and determining if the Board possesses the skills and competence to appropriately govern the organization.

2.	Annual Evaluation for each Member – Each Board member shall annually complete an evaluation of their performance as a member of the Board of Directors. The review will cover attendance, understanding of the issues and technical concerns of the organization, the involvement in various and applicable community events that promote the organization and its culture and brand, the participation on committees of the Board of Directors, and other areas defined or evaluated by the Board or the Governance Committee.

3.	Detailed Discussion About Continued Board Service at End of Each Term – In anticipation of an expiring term where a board member might stand for re-election, the CEO and the Chairman shall meet privately with the director. The purpose of the meeting shall be to explore the mutual benefit to the director and the organization about continued service on the Board of Directors. The meeting shall occur approximately one year before the director’s current term expires and the results of the meeting shall be reported promptly to the chairperson of the Governance Committee of the Board of Directors.

The Board has not established term limits or a mandatory age of retirement but anticipates the preceding framework will result in regular Board refreshment over time. Through the work of the Corporate Governance Committee, Board refreshment will utilize the nomination process outlined while pursuing the diversity goals highlighted below.

Director Nominations Process

The Corporate Governance Committee considers nominees to serve as directors of the Company and recommends such persons to the Board of Directors. The Corporate Governance Committee also considers director candidates recommended by stockholders if such candidates appear to be qualified to serve on the Board of Directors and meet the criteria for nominees considered by the Corporate Governance Committee. The Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Corporate Governance Committee does not perceive a need to increase the size of the Board. In order to avoid the unnecessary use of the Corporate Governance Committee’s resources, the Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below in the section entitled “Procedures to be Followed by Stockholders.”

Criteria for Director Nominees.

The Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. The Corporate Governance Committee considers the following criteria in selecting nominees: financial expertise and business experience; familiarity with and participation in the local community and the nominee’s ability to refer business to the Company; integrity, honesty and reputation; dedication to the Company and its stockholders, including the nominee’s ownership of the Company’s Common Stock; independence; and any other factors the Corporate Governance Committee deems relevant, including age, size of the Board of Directors and regulatory disclosure obligations.

The Corporate Governance Committee does not have a formal policy with respect to diversity; however, the Board and the Corporate Governance Committee believe that it is essential that the Board as a whole should have diversity of thought and experience, which may, at any one or more times, include differences with respect to personal, educational or professional experience, gender, ethnicity, national origin, geographic representation, skill set, community involvement and age. The Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge, and abilities that will allow the Board to fulfill its responsibilities, that are appropriate to achieve the Company’s strategic vision and business objectives, and that best serve the Company’s and stockholders’ long-term interests. The diversity of the Board is evaluated on a continuing basis by assessing whether varying viewpoints are routinely presented, evaluating the individual performance and contributions of each Director, and ensuring that varying perspectives are presented on key issues.

The Corporate Governance Committee may weigh the foregoing criteria differently in different situations, depending on the composition of the Board at the time. The Audit Committee maintains at least one director who meets the definition of “audit committee financial expert” under the regulations of the SEC.

In addition, prior to nominating an existing director for re-election to the Board of Directors, the Corporate Governance Committee considers and reviews an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Process for Identifying and Evaluating Director Nominees.

Pursuant to the Corporate Governance Committee Charter, as approved by the Board of Directors, the Corporate Governance Committee is responsible for the process relating to director nominations, including identifying, interviewing and selecting individuals who may be nominated for election to the Board of Directors. The process that the Corporate Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is set forth below.

Identification. For purposes of identifying nominees for the Board of Directors, the Corporate Governance Committee will rely on personal contacts of the members of the Board of Directors as well as their knowledge of members of the Bank’s local communities. The Corporate Governance Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth below in the paragraph entitled “Procedures to be Followed by Stockholders.” The Corporate Governance Committee has not historically used an independent search firm in identifying nominees, although it may utilize such search firms in the future.

Evaluation. In evaluating potential nominees, the Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, for any new director nominee, the Corporate Governance Committee will conduct a background check of the individual and interview the candidate. After evaluating the candidate(s), the Corporate Governance Committee makes a recommendation to the full Board. The full Board interviews the final candidate(s) before making a decision. A director and officer questionnaire is completed by the candidate(s) after their selection.

Procedures to be Followed by Stockholders

Any stockholder of the Company may nominate one or more persons for election as a director of the Company at an annual meeting of stockholders if the stockholder complies with the prior notice and information provisions contained in the Company’s Amended and Restated Bylaws. In order for a director nomination to be timely, a stockholder’s notice to the Company must be received at the Company’s offices not later than the 90th day prior to the anniversary date of the immediately preceding year’s annual meeting. To submit a nomination of a director candidate, a stockholder must submit the following information in writing, addressed to the Chairman of the Corporate Governance Committee, care of the Corporate Secretary, at 10900 Nuckols Road, Suite 325, Glen Allen, Virginia 23060:

●	The name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;
●	A representation that the stockholder is a holder of record of stock of the Company entitled to vote at the annual meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;
●	If applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;
●	Such other information regarding each nominee that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor regulation thereto;

●	A questionnaire completed by the nominee that, among other things, enquires into such person’s independence; and
●	Such nominee’s written consent to serve as a director of the Company if so elected.

A nomination of any person not made in compliance with the foregoing procedures may not be eligible to be voted upon by the stockholders at the meeting.

If the Corporate Governance Committee receives a director nomination from a stockholder or group of stockholders who (individually or in the aggregate) beneficially own more than 5% of the Company’s outstanding common stock for at least one year as of the date of such recommendation, the Company, as required by applicable securities law, will identify the candidate and stockholder or group of stockholders recommending the candidate and will disclose in its proxy statement whether the Corporate Governance Committee chose to nominate the candidate, as well as certain other information.

Stockholder Communications with Directors; Director Attendance at Annual Meeting

The Board of Directors will give appropriate attention to written communications received from stockholders, and will respond if and as appropriate. Stockholders or other interested parties can contact any director or committee of the Board of Directors by writing to them in care of Cheryl Wood, Corporate Secretary, 10900 Nuckols Road, Suite 325, Glen Allen, Virginia 23060. Comments or complaints relating to the Company’s accounting, internal accounting controls or auditing matters will be referred to members of the Audit Committee. Other concerns will also generally be referred to the Audit Committee.

In addition, the Board of Directors encourages directors to attend the annual meeting of stockholders. All ten Company directors attended the Company’s 2024 Annual Meeting of Stockholders held on December 19, 2024.

Policy On Insider Trading

We have adopted an Insider Trading Policy to promote compliance with federal, state and foreign securities laws that prohibit certain persons who are aware of material non-public information about a company from: (i) trading in securities of that company; or (ii) providing material non-public information about the Company or about other companies doing business with the Company to persons who may trade on the basis of that information. Our insider trading policy includes pre-clearance requirements and procedures for our officers and directors prior to effecting a transaction.

Prohibitions on Hedging

The Company prohibits all directors, officers and employees from engaging in speculative trading and hedging shares of Company securities. This includes prohibitions against short-selling Company securities and transactions in any derivative of Company securities, including buying and writing options. Directors, officers and employees are restricted from buying Company securities on margin or using Company securities as collateral for a loan. Additionally, the Company’s Insider Trading Policy prohibits trading for directors, officers and certain employees during designated blackout periods and requires approval by the Company’s Compliance Officer prior to any trade.

Code of Ethics

The Company’s Board of Directors has adopted a Code of Ethics that applies to all directors, officers and employees, including the Company’s Chairman of the Board, the Company’s President and Chief Executive Officer and senior financial officers. The Board designed the Code of Ethics in an effort to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of conflicts of interest, full, fair and accurate disclosure in filings and other public communications made by the Company, compliance with applicable laws, prompt internal reporting of violations of the Code of Ethics, and accountability for adherence to the Code. The Code of Ethics is available electronically in the corporate governance section of the Investor Relations page of the Company’s website at www.primisbank.com.

Director Independence

During the review by the Company’s Board of Directors of director independence, the Board considered transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates, including those reported under “Certain Relationships and Related Party Transactions” below. The Board also considered whether there were any transactions or relationships between directors or any member of their immediate family (or any entity of which a director or an immediate family member is an executive officer, general partner or significant equity holder) and members of the Company’s senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the director is independent.

As a result of this review, the Board affirmatively determined that all of the Company’s current directors, with the exception of Dennis J. Zember, Jr., are independent directors as defined by the listing standards of the NASDAQ Stock Market. Mr. Zember is considered to be an “inside” director because of his employment as a senior executive of the Company. The independent directors of the Company hold regularly scheduled executive sessions from time to time without the Chief Executive Officer or any other member of management present in accordance with NASDAQ listing requirements.

Environmental, Social and Governance (“ESG”)

The Company understands the importance of conducting our business in a manner that aims to be sustainable, while trying to promote positive social impacts and transparent governance practices. It is important to us to build formal ESG programs for the Company and to demonstrate how Primis’ culture helps shape our service to all of our stakeholders. We recognize the magnitude of ESG in today’s marketplace and want to aim to do our part. In 2024, we continued to build sustainability infrastructure and practices in support of positive societal impacts, ESG factors, and transparency.

We believe that our Board of Directors play an important oversight role in assessing our ESG practices at Primis and understanding the various risks and potential impact of ESG issues on our businesses. ESG practices at Primis are monitored by our Board of Directors and through committees at the executive leadership level. While our Corporate Governance Committee reviews many of the issues within the scope of ESG matters, other Board Committees receive regular updates with respect to matters more directly related to the scope of the work of those particular committees. For instance, our Enterprise Risk Committee reviews cybersecurity risks, environmental risks to our businesses—including the potential risks associated with climate change—and oversees ESG risk management initiatives and activities.

In recent years, we enhanced our commitment to ESG progress by filling two important positions: a Director of Corporate Social Responsibility and a Director of CRA (“Community Reinvestment Act”) Compliance. Our Director of Corporate Social Responsibility has overall responsibility for guiding the Bank’s community engagement as well as oversight of Primis Works, the single-mother internship program started in 2021. Our Director of CRA Compliance further focuses on our products, services and engagement with low to moderate income areas where we bank. Through their efforts, and the efforts of the Board, management and the broader Primis community, 2024 saw the following accomplishments:

Volunteerism, Sponsorship and Donation

As a Company, we provide financial resources to various community groups in order to magnify their abilities to support our communities. Through Primis’ Community Champion program, we also provide our team members up to eight hours of paid time to volunteer at their discretion.  In addition to paid volunteer hours, Primis employees are encouraged to participate on civic boards to lend expertise to their communities.  Examples of this community support include:

●	Approximately 2,400 volunteer hours recorded by Primis team members.

●	Primis employees are leaders on boards throughout our banking footprint, including Life Asset (a non-profit organization that offers micro-loans, training and support for entrepreneurs in the Greater Washington D.C. area), Maryland Council on Economic Education, Maryland Umbrella Group (educational advocacy, tutoring and senior support services), SOUL Programs - Sports for Social Change (engaging students in six core programs including College Access Study Hall, Sister Circle, Young Men’s Roundtable, Sustainability Education and College 101), WETATi (education to low and moderate income students on how to become financially independent), and many others.

●	Donated over $114,000 to local initiatives and organization supporting families, literacy, and community development, including support to the Grove Christian Outreach Center, Forward Foundation, JWC Foundation, and various community support services.

●	Partnered with local organizations such as the Forward Foundation, Human Kind, Dress for Success and Feed More.

●	Partnerships with Junior Achievement, schools, Chambers of Commerce, economic development boards and the like, give Primis employees the opportunity to teach financial basics to people of all ages.

●	Bank On certification was achieved and renewed (2025-2026) for Primis Perks and Primis Premium checking accounts by the Cities for Financial Empowerment (CFE) which helps the Bank reach LMI communities with low cost banking products to expand access to the financial system. Unlike other institutions, our products did not need modification to achieve this certification.

●	In partnership with the Commonwealth’s Attorney’s Office of Henrico County, Primis developed an Elder Financial Exploitation Prevention education program which debuted in the second quarter of 2023, at the Virginia Coalition for the Prevention of Elder Abuse. Over 300 seniors and caregivers have attended these programs since its inception. The ABA Foundation awarded a Community Commitment Honorable Mention Award for Protecting Older Americans to this program in 2024.

Primis Works

In addition to the activities described above, Primis is particularly proud of its flagship program, Primis Works, which empowers single mothers by providing a life-changing opportunity to establish and grow meaningful careers. Designed as a financial services internship, this four-month experience goes beyond being just a job and offers full benefits, paid childcare, and combines classroom education, mentorship, personal and professional development, and extensive job training in a variety of departments at Primis.  The goal of the program is not only to give graduates a rewarding business experience, but also to enhance overall life skills setting graduates on the road to long-term professional success.  Now in its fourth year, Primis has multiple successful employees that are graduates of Primis Works.  Primis Works graduated 6 associates in 2024.

Sheflett Memorial STEM Challenge

Named to honor the life and legacy of former Primis chief information officer George “Cody” Sheflett Jr., the STEM Challenge partners predominantly minority female students at regional universities and high schools into teams led by Primis volunteer coaches and challenges them to work together to solve complex problems and present their research to a panel of judges.  The problems given to the teams are often business issues within the financial services industry with a desired technology solution.  In addition to learning about financial services and technology, the students refine soft skills such as teamwork and public speaking, augment career awareness and develop real world problem solving skills.  Scholarships are awarded to all of the participants with additional awards to winning team members and associated schools.

Recent community partnerships include Norfolk State University, Virginia State University, Rappahannock Community College, Chesapeake Bay Governor’s School, Appomattox Regional Governor’s School, Hampton YMCA and Dr. Henry A. Wise, Jr. High School.

DIRECTOR COMPENSATION

Appropriate compensation is critical to attracting, retaining and motivating directors who have the qualities necessary to serve the Corporation as a director and who meet the guidelines set forth by our Governance Committee.  The following discusses the Company’s approach to director compensation.

Stock Ownership Policy

In December of 2022, the Board adopted stock ownership guidelines for directors of the Company to further align the Board’s long-term interests with those of the Company’s stockholders.  Before their third anniversary as a board member, directors must own unencumbered shares with a minimum value equal to 100% of the average annual board compensation.

To encourage further stock ownership by its directors, the Bank maintains a stock matching program pursuant to which it funds the purchase of additional shares of Company common stock on behalf of a director in an amount equal to 125% of the shares of Company common stock otherwise purchased by the director, up to an annual value of $25,000 per director.

2024 Director Fees

In 2024, each non-employee member of the Board of Directors received an annual retainer of $30,000 and the chairman of each board committee received an additional annual retainer of $2,500, in each case payable quarterly. During 2024, all board meetings of the Company and the Bank were joint meetings, with the Chairman of the Board receiving $2,000 per meeting attended and each non-employee director receiving $1,000 per meeting attended. For special meetings of the Company and the Bank, all non-employee directors received $1,000 per meeting attended. For all committee meetings, the non-employee directors received $700 per meeting attended. Each non-employee director of the Bank and the Company also receives reimbursement for any travel, food and lodging expenses. Directors who are also employees of the Company or the Bank received no additional compensation for their service as a director.

2024 Director Compensation(1)

The following table contains information concerning the compensation of the directors of the Company and the Bank for the fiscal year ended December 31, 2024. The named executive officers who also serve (or served) as directors did not receive any compensation for their service as directors for the fiscal year ended December 31, 2024.

	Fees Earned or	All Other
	Paid in Cash	Compensation
Name	($)	($)(2)	Total ($)
John F. Biagas	54,200	25,000	79,200
Robert Y. Clagett	54,200	25,000	79,200
W. Rand Cook	78,800	25,000	103,800
Deborah B. Diaz	48,400	25,000	73,400
John M. Eggemeyer	46,500	-	46,500
F.L. Garrett, III	49,400	25,000	74,400
Eric A. Johnson	47,700	25,000	72,700
Allen R. Jones, Jr.	43,800	-	43,800
Charles A. Kabbash	46,500	25,000	71,500
(1)	Non-employee directors were not awarded stock options or stock awards in 2024. As of December 31, 2024, none our non-employee directors held any stock awards.
(2)	Represents the value of the shares of Company common stock purchased by the director for which the Bank provided funding pursuant to the Company’s stock matching program described above.

EXECUTIVE OFFICERS

The executive officers of the Company are:

Dennis J. Zember, Jr.	55	President and Chief Executive Officer of the Company and Chief Executive Officer of the Bank

Matthew A. Switzer	47	Executive Vice President and Chief Financial Officer of each of the Company and the Bank

Rickey A. Fulk	58	Executive Vice President of the Company and President of the Bank

Marie T. Leibson	61	Executive Vice President and Chief Credit Officer of each of the Company and the Bank

Ann-Stanton C. Gore	39	Executive Vice President and Chief Marketing Officer of each of the Company and the Bank

Biographical information for our executive officers who are not directors follows. Biographical information for Mr. Zember is included in “Continuing Directors” above.

Matthew A. Switzer has served as Executive Vice President and Chief Financial Officer of the Company and the Bank since January 2021. Mr. Switzer served as Managing Director at Stephens, Inc. from June 2015 to January 2021. Prior to that, Mr. Switzer served at Keefe, Bruyette & Woods, a Stifel Company, from July 2005 to May 2015, most recently as Managing Director.

Rickey A. Fulk has served as Executive Vice President of the Company and President of the Bank since October 2023. Mr. Fulk has worked for Primis Bank (or its predecessors) since 1998 in various commercial capacities, most recently as the regional executive for the Richmond and Hampton Roads areas. Mr. Fulk is an active leader in the community with a passion for supporting animal rescue and the local humane society.

Marie T. Leibson has served as Executive Vice President and Chief Credit Officer of the Company and the Bank since 2021. Ms. Leibson served as Executive Vice President and Chief SBA Lending Officer of the Company and the Bank from 2018 until 2020. Ms. Leibson served as Senior Vice President and Senior Lending Officer of the Bank from 2005 until 2018. Ms. Leibson previously served as Vice President of Commercial and SBA Lending at Southern Financial Bank from 1995 until 2004.

Ann-Stanton C. Gore has served as Executive Vice President and Chief Marketing Officer of the Company and the Bank since September 2021. Prior to that, Ms. Gore served as Senior Vice President and Director of Corporate Communications of Ameris Bank from 2019 to 2021. Ms. Gore served as Senior Vice President and Director of Corporate Marketing of Ameris Bank from 2018 to 2019. Ms. Gore previously served as Vice President and Corporate Marketing Manager of Ameris Bank from 2014 to 2018.

COMPENSATION DISCUSSION AND ANALYSIS

This section discusses the Company’s compensation program, including how it relates to the executive officers named in the compensation tables that follow (who we sometimes refer to below and elsewhere in this Proxy Statement as the “named executive officers”). The executive officers of the Company currently hold equivalent executive officer positions with the Bank and all executive compensation is paid by the Bank for services performed by executives of the Bank. Accordingly, the following discussion of executive compensation relates to the compensation by the Bank to executives of the Bank. Our named executive officers (the “NEOs”) are:

●	Dennis J. Zember, Jr., President and Chief Executive Officer;
●	Matthew A. Switzer, Executive Vice President and Chief Financial Officer;
●	Rickey A. Fulk, Executive Vice President and President of Primis Bank;
●	Marie T. Leibson, Executive Vice President and Chief Credit Officer; and
●	Ann-Stanton C. Gore, Executive Vice President and Chief Marketing Officer.

The primary objective of our executive compensation program is to attract, retain and motivate key employees and enable those persons to participate in the long-term success of the Company while also advancing the interests of our stockholders. As such, the compensation program is designed to provide levels of compensation which are reflective of both the individual’s and the organization’s performance in achieving certain goals and objectives and in helping to build value for our stockholders. Set forth below is an analysis of our compensation program, the material compensation policy decisions we have made under this program and the material factors that we considered in making those decisions.

Overview of Compensation Program

The Compensation Committee of the Board of Directors is responsible for developing and making recommendations to the Board with respect to the Company’s executive compensation policies. The Compensation Committee, along with the Board, has reviewed the compensation policies and practices for all employees and concluded that any risks arising from such policies and practices are not reasonably likely to have a material adverse effect on the Company.

Compensation Philosophy and Objectives

The fundamental objectives of the Bank’s executive compensation policies are to ensure that Bank executives are provided incentives and compensated in a way that advances both the short- and long-term interests of stockholders while also ensuring that the Company and the Bank are able to attract, retain and motivate executive management talent. Accordingly, compensation is based on: (1) the employee’s individual performance and his or her ability to lead the Company and the Bank to achieve their respective financial goals, (2) the Company’s consolidated financial performance and (3) compensation compared to peer institutions’ executive compensation. In making decisions with respect to any element of an executive officer’s compensation, the Compensation Committee considers the total compensation that may be awarded to the executive officer, including salary, annual bonus, long-term equity incentive compensation, accumulated realized and unrealized stock option gains, and the dollar value to the executive and cost to the Company of all perquisites and other personal benefits. The Compensation Committee’s goal is to award compensation that is reasonable when all elements of potential compensation are considered.

The Compensation Committee believes tying compensation to Company performance is critical for ensuring management alignment with stockholders, particularly for CEO compensation. As discussed further below, executive compensation in 2024 was heavily influenced by the Company’s earnings performance for the year.

Setting Executive Compensation

In reviewing the 2024 compensation of each of our executive officers, the Compensation Committee reviewed all components of his or her respective compensation, including base salary, annual bonus, long-term equity incentive compensation, accumulated realized and unrealized stock option gains, and the dollar value to the executive and cost to the Company of all perquisites and other personal benefits. In addition, the Compensation Committee reviewed each executive officer’s compensation history and performance information and the market data discussed below.

Role of Compensation Consultant and Market Data

As discussed earlier in this Proxy Statement, in 2024, the Compensation Committee engaged the Consultant to provide advice with respect to executive officer and director compensation for 2024.

The Consultant reviewed a peer group comprised of 22 mid-Atlantic U.S. banks ranging in assets from $2.1 billion to $6.3 billion, with median assets of $3.6 billion. The peer group, consisted of the following banks: ACNB Corporation, Bankwell Financial Group, Inc., BCB Bancorp, Inc., C&F Financial Corporation, Capital City Bank Group, Carter Bankshares, City Holding, CNB Financial, Colony Bankcorp, First Bank, First Community Bancshares, HomeTrust Bancshares, John Marshall Bancorp, MainStreet Bancshares, Inc., MetroCity Bankshares, Mid Penn Bancorp, MVB Financial, Orrstown Financial Services, Peoples Financial Services, Shore Bancshares, Inc., SmartFinancial Inc. and Southern First Bancshares, Inc.  The Consultant also reviewed recent trends in the public markets related to compensation practices and certain notable developments with regulations and court cases that the committee should be aware of.

The Company evaluated publicly available compensation data for the peer group but did not benchmark the compensation of its named executive officers to a certain percentage or range of compensation within the market data collected. Instead, the Compensation Committee used this information as a point of reference for measurement, but not as the determinative factor in setting the compensation of the Company’s named executive officers. The Compensation Committee did not use the compensation data to “target” a specific compensation level for any given executive. Rather, the Compensation Committee used its understanding of peer group compensation as a starting point for its decision making.

Because the comparative compensation information is just one of the analytical tools that are used in setting named executive officer compensation, the Compensation Committee has discretion in determining the nature and extent of its use. Further, given the limitations associated with comparative pay information for setting individual executive compensation, including the difficulty of assessing and comparing wealth accumulation through equity gains and post-employment amounts, the Compensation Committee may elect not to use the comparative compensation information at all in the course of making compensation decisions.

Role of Executives in Establishing Compensation

The Compensation Committee meets with the CEO early in the year to evaluate Company performance and determine incentive compensation related to the recently completed fiscal year and salary adjustments for the upcoming year. For 2024, the Compensation Committee made all decisions with respect to the compensation of Mr. Zember, subject to review and approval by the full Board of Directors. Mr. Zember reviewed the performance of the Company’s executive officers (other than himself) and, based on that review, recommended to the Compensation Committee amounts payable to such other executive officers, including the other named executive officers. Mr. Zember was not involved with any aspect of determining his own pay.

Consideration of Last Year’s Advisory Stockholder Vote on Executive Compensation

At the 2024 annual meeting of stockholders (the “2024 Annual Meeting”), approximately 94% of the shares represented and entitled to vote at the annual meeting were voted to approve the compensation of the Company’s named executive officers, as discussed and disclosed in the proxy statement for the 2024 Annual Meeting. The Compensation Committee concluded that the results of the advisory say-on-pay vote reflected stockholder support of our compensation program. In light of this support, the Compensation Committee did not make material changes to our executive compensation program.

Components of Executive Compensation

The principal components of the executive compensation program of the Company (through the Bank) are:

●	base salary;
●	cash incentive awards;
●	long-term equity incentive awards;
●	perquisites and other personal benefits; and
●	severance protection through employment agreements.

Base Salary

Salaries provide executive officers with a base level of monthly income and help achieve the objectives outlined above by attracting and retaining strong talent. Generally, base salaries are not based on specific measures of corporate performance, but are determined by tenure of service, scope of the position, including current job responsibilities, relative salaries of the Company’s peers and the officer’s individual performance and contribution to the Company. The Company’s base salaries are adjusted based on factors such as individual experience, individual performance, individual potential, cost of living considerations and specific issues particular to the Company as well as the Compensation Committee’s subjective judgment. The Compensation Committee monitors the base salary levels and the various incentives of the named executive officers of the Company to ensure that overall compensation is consistent with the Company’s objectives and remains competitive within the area of the Company’s operations.

Effective March 1, 2024, the Compensation Committee approved an increase to the base salary of the following executive officers: Mr. Zember, 7.0% to $722,113; Mr. Switzer, 9.1% to $360,030; Mr. Fulk, 8.3% to $324,900; Ms. Leibson, 5.5% to $314,911; and Ms. Gore, 5.8% to $275,080.

Non-Equity Incentive Compensation

The Compensation Committee spent considerable time in 2024, in coordination with the full Board of Directors and the CEO, aligning targets for incentive pay with the Company’s short-term goals. In 2024, the Compensation Committee established the following goals with high and low ranges of achievement around the target and with each goal weighted equally:

	Incentive Payout Rates Versus Targets
Financial Measure	0%	50%	10%	150%	Payout	Weighting

Net Income as Percent of Budget(1)	75%	90%	100%	110%	50%	50.0%
Deposit Growth(2)	3%	4%	5%	6%	121%	16.7%
Gross Loan Growth(3)	6%	7%	8%	9%	0%	16.7%
Growth in Bank OpEx(4)	6%	5%	4%	2.0%	150%	16.7%
(1)	Core net income for 2024, adjusted for certain one-time items, as a percentage of budgeted net income for 2024.
(2)	Represents growth in deposits from December 31, 2023 to December 31, 2024.
(3)	Represents growth in gross loans held for investment from December 31, 2023 to December 31, 2024.
(4)	Represents the amount of Bank level noninterest expense growth in 2024 versus 2023.

Targets incentive percentages of base salary were determined for executive management. These targets combined with the weighted payout as described above would determine short-term incentives. The following table shows the target incentive payout levels for each named executive officer assuming 100% performance on the established goals:

				Calculated
			Target	Incentive	Actual
		Target	Incentive	Payment	Incentive	Actual
Named Executive	Salary ($)	(% of Salary)	Payment ($)	(at 70%) ($)	Payment ($)	(% of Salary)

Dennis J. Zember, Jr.	$722,113	50%	$361,057	$252,740	$—	0%
Matthew A. Switzer	360,030	30%	108,009	75,606	25,253	7%
Rickey A. Fulk	324,900	30%	97,470	68,229	40,937	13%
Marie T. Leibson	314,911	30%	94,473	66,131	39,679	13%
Ann-Stanton C. Gore	275,080	30%	82,524	57,767	34,660	13%

As noted above, actual results relative to 2024 goals implied a payout of 70% of targeted incentive amounts for the year driven by deposit growth and expense control. However, the Compensation Committee noted that, while progress had been made on numerous strategic initiatives and on improving core profitability, the Company ultimately reported a net loss for the year largely attributable to the performance of a third-party originated consumer loan portfolio.  As a result, the Compensation Committee used its discretion to substantially reduce short-term incentive payments for executive management for 2024. In addition, the Compensation Committee noted financial reports were not filed timely in 2024 due to accounting issues with the loan portfolio highlighted above. As a result, the Compensation Committee further reduced short-term incentive compensation for the CFO and eliminated short-term incentive compensation for the CEO for 2024.

Long-Term Equity Incentive Awards

The Company maintains an equity compensation program for its named executive officers and other key employees, in order to attract, retain and motivate key employees and enable those persons to participate in the long-term success of the Company. In 2021, the Compensation Committee began including performance-based grants in management’s long-term equity incentive awards to increase the alignment of management incentives with long-term goals versus time-based grants alone. Beginning in 2022, the Compensation Committee chose to make all awards performance-based. The performance-based restricted stock units are convertible, on a one-for-one basis, into shares of stock based on the level of achievement of the Company’s adjusted earnings per share compound annual growth over the 5-year performance period commencing the year of the grant. The following table details the performance targets and payout levels for the 2022 and 2023 performance unit grants, which performance periods conclude March 15, 2027 and 2028, respectively. The Compensation Committee did not approve any performance-based restricted stock units in 2024.

Adjusted EPS CAGR(1)		Payout
2022	2023	Factor

10%	10%	150%
8%	8%	100%
6%	6%	75%
5%	5%	50%
< 5%	< 5%	0%
(1)	Calculated as the five-year compound annual growth rate in credit-adjusted pre-tax operating earnings per share beginning the year of the grant.

Amendment to Mr. Zember’s Performance Units. During 2023, the Compensation Committee amended Mr. Zember’s 2021 and 2022 performance units (collectively, the “Zember Performance Unit Amendment”) to provide that (i) with respect to the 2021 performance units, to the extent that the Company meets the performance targets that would entitle Mr. Zember to earn more than 50,000 shares upon settlement of the award in 2026 (or, in certain limited circumstances, an earlier date as provided in the award agreement), Mr. Zember’s award will be limited at 50,000 shares of stock and he will be entitled to the cash value of any shares earned in excess of 50,000 (with the value of any cash awards received by Mr. Zember in 2026 limited to $500,000); and (ii) with respect to the 2022 performance units, to the extent that the Company meets the performance targets that would entitle Mr. Zember to earn more than 50,000 shares upon settlement of the award in 2027 (or, in certain limited circumstances, an earlier date as provided in the award agreement), Mr. Zember’s award will be limited at 25,233 shares of stock, and he will be entitled to the cash value of any shares earned in excess of 25,233 (with the value of any cash awards received by Mr. Zember in 2027 limited to $500,000). The terms of Mr. Zember’s 2023 performance units are consistent with those provided in the Zember Performance Unit Amendment.

Perquisites and Employee Benefit Plans

Perquisites represent a small part of the Company’s executive compensation program. The Compensation Committee reviews annually the perquisites provided to the named executive officers, and offers such benefits after consideration of the business need. The named executive officers are eligible to participate in the same employee benefits plans that are generally available to all Company employees.

Employment Agreements

During 2024, the Company and the Bank were party to employment agreements with our named executive officers. The Compensation Committee and the Bank believe that the employment and change-in-control agreements are a critical tool in retaining our executive team. These agreements also include certain protections for the Company and the Bank in the form of post-employment restrictive covenants.

Employment Agreement with Mr. Zember. Effective December 20, 2022, the Company entered into an amended and restated employment agreement with Mr. Zember, President and Chief Executive Officer of the Company and the Bank. The amended and restated agreement amends and restates in its entirety the original employment agreement with Mr. Zember, dated February 19, 2020 (the “Original Employment Agreement”). The amended and restated employment agreement is substantially the same as the Original Employment Agreement, except as described herein. Pursuant to the amended and restated agreement, Mr. Zember’s base salary was set at $642,735 to align with his 2022 base salary, with eligibility for annual increases at the Compensation Committee’s discretion, and the Company committed to providing Mr. Zember life insurance in the amount of $5,000,000, with fifty percent (50%) of the proceeds directed to the Company and fifty percent (50%) of the proceeds directed to Mr. Zember’s designated beneficiary. The amended and restated agreement also provides that if Mr. Zember’s employment is terminated without cause or he resigns for good reason following a change in control, then his performance-based equity awards will be deemed to have been earned as of his termination date based upon the actual level of achievement of all relevant performance goals measured as of the date of such termination.

Employment Agreement with Mr. Switzer. Effective January 10, 2021, the Company was party to an employment agreement with Mr. Switzer, pursuant to which Mr. Switzer serves as Executive Vice President and Chief Financial Officer of the Company and the Bank. The employment agreement has an initial two-year term that would expire on January 10, 2023, subject to automatic two-year renewals unless either party provided written notice of non-renewal no later than sixty days before any renewal date. Mr. Switzer’s employment agreement provides for an annual base salary and eligibility for equity awards and annual bonuses and certain other benefits, and payment of private club dues. Mr. Switzer’s employment agreement also provided that any incentive compensation paid to Mr. Switzer, including both equity and cash incentive compensation, is subject to repayment or clawback as further described in the agreement.

Employment Agreement with Mr. Fulk. Effective October 25, 2023, the Company entered into an employment agreement with Mr. Fulk, pursuant to which Mr. Fulk serves as Executive Vice President of the Company and the Bank. The employment agreement has an initial two-year term that would expire on September 13, 2023, subject to automatic two-year renewals unless either party provided written notice of non-renewal no later than sixty days before any renewal date. Mr. Fulk’s employment agreement provides for an annual base salary and eligibility for equity awards and annual bonuses and certain other benefits, and payment of private club dues. Mr. Fulk’s employment agreement also provided that any incentive compensation paid to Mr. Fulk, including both equity and cash incentive compensation, is subject to repayment or clawback as further described in the agreement.

Employment Agreement with Ms. Gore. Effective September 13, 2021, the Company entered into an employment agreement with Ms. Gore, pursuant to which Ms. Gore serves as Executive Vice President and Chief Marketing Officer of the Company and the Bank. The employment agreement has an initial two-year term that would expire on September 13, 2023, subject to automatic two-year renewals unless either party provided written notice of non-renewal no later than sixty days before any renewal date. Ms. Gore’s employment agreement provides for an annual base salary and eligibility for equity awards and annual bonuses and certain other benefits, and payment of private club dues. Ms. Gore’s employment agreement also provided that any incentive compensation paid to Ms. Gore, including both equity and cash incentive compensation, is subject to repayment or clawback as further described in the agreement.

Clawback Policy

We maintain a clawback policy (the “Clawback Policy”) that complies with the applicable NASDAQ listing standards and Rule 10D-1 under the Securities Exchange Act of 1934. In the event of a restatement of the reported financial results of the Company due to material non-compliance with financial reporting requirements, the Compensation Committee will recover reasonably promptly the amount of all erroneously awarded compensation received by a current or former executive officer during the covered period (within the meaning of such terms as provided in the NASDAQ listing standards).

Equity Grant Practices

The Compensation Committee does not take material nonpublic information into account when determining the timing and terms of equity awards. The Company has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation for NEO grants in fiscal year 2024.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report of the Compensation Committee shall not be deemed to be incorporated by reference into any such filing.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review, has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee
John F. Biagas (Chairman) Robert Y. Clagett W. Rand Cook (ex-officio) F.L. Garrett III

Summary Compensation Table

The following table provides information regarding the compensation paid or accrued by the Company to or on behalf of the Company’s named executive officers for the fiscal years ended December 31, 2024, 2023, and 2022.

							Change in
							Pension
							Value and
						Non-equity	Nonqualified
						Incentive	Deferred
Name and					Stock	Plan	Compensation	All Other
Principal Position		Year	Salary ($)	Bonus ($)	Awards ($) (1)	Compensation ($)	Earnings ($)	Compensation ($)		Total ($)

Dennis J. Zember, Jr.		2024	$718,176	$-	$-	$-	$-	$70,263	(2)	$788,439
President and Chief Executive Officer		2023	672,194	-	459,000	-	-	65,500		1,196,693
		2022	639,112	-	498,102	250,000	-	45,963		1,433,177

Matthew A. Switzer		2024	357,528	-	-	25,253	-	28,529	(3)	411,310
Executive Vice President and		2023	328,750	-	102,000	-	-	26,716		457,466
Chief Financial Officer		2022	312,500	-	106,470	100,000	-	28,261		547,231

Rickey A. Fulk		2024	322,825	-	-	40,937	-	21,878	(4)	385,640
Executive Vice President and		2023	256,667	-	102,000	-	-	15,345		374,011
President of Primis Bank

Marie T. Leibson		2024	313,543	-	-	39,679	-	20,294	(5)	373,516
Executive Vice President and		2023	297,770	-	51,000	-	-	19,363		368,133
Chief Credit Officer		2022	288,167	-	82,810	30,000	-	19,707		420,684

Ann-Stanton C. Gore	(6)	2024	$273,823	-	-	34,660	-	12,612	(7)	321,095
Executive Vice President and		2023	259,167	-	102,000	-	-	11,596		372,762
Chief Marketing Officer

(1)	Represents the aggregate grant date fair value of stock awards and performance units awarded pursuant to the Company’s 2017 Plan in the applicable fiscal year, computed in accordance with FASB ASC Topic 718. No options were granted in 2024, 2023 or 2022. No stock awards and performance units were granted in 2024. The grant date fair value of stock awards granted in 2023 and 2022 were based on the fair market value of the stock on the grant date. The grant date fair value of the performance units granted in 2023 and 2022 was calculated using the target number of units granted, which is the target level of performance achievement under the 2023 and 2022 performance units. The grant date fair value of the performance units granted in 2023 assuming, instead, maximum level of performance achievement is as follows: Mr. Zember, $688,500; Mr. Switzer, $153,000; Mr. Fulk, $153,000; Ms. Leibson, $153,000; and Ms. Gore, $153,000. The grant date fair value of the performance units granted in 2022 assuming, instead, maximum level of performance achievement is as follows: Mr. Zember, $747,153; Mr. Switzer, $159,705; Ms. Leibson, $124,215; and Ms. Gore, $124,215.
(2)	The amount included as “All Other Compensation” for 2024 includes: (i) 401(k) matching contribution ($15,525), (ii) dividends on restricted stock ($2,000), (iii) matching contribution to a Health Savings Account ($1,000), (iv) reimbursement of club dues ($46,835), and (v) imputed income related to group term life insurance ($4,902).
(3)	The amount included as “All Other Compensation” for 2024 includes: (i) 401(k) matching contribution ($15,525), (ii) dividends on restricted stock ($1,995), (iii) matching contribution to a Health Savings Account ($1,000), (iv) reimbursement of club dues ($8,911), and (v) imputed income related to group term life insurance ($1,098).
(4)	The amount included as “All Other Compensation” for 2024 includes: (i) benefit from imputed income as a beneficiary of BOLI ($950), (ii) 401(k) matching contribution ($14,527), (iii) dividends on restricted stock ($200), (iv) reimbursement of club dues ($3,363), and imputed income related to group term life insurance ($2,838).
(5)	The amount included as “All Other Compensation” for 2024 includes (i) benefit from imputed income as a beneficiary of BOLI ($622), (ii) 401(k) matching contribution ($14,109), (iii) dividends on restricted stock ($730), (iv) matching contribution to a Health Savings Account ($500) and (v) imputed income related to group term life insurance ($4,332).

(6)	Ms. Gore was not a named executive officer in 2022.

(7)	The amount included as “All Other Compensation” for 2024 includes (i) 401(k) matching contribution ($9,621), (ii) dividends on restricted stock ($1,380), (iii) reimbursement of club dues ($1,503), and (iv) imputed income related to group term life insurance ($508).

As described in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2022, the financial statements included in Part II, Item 8. Financial Statements and Supplementary Data were restated as of and for the year ended December 31, 2022, to correct the accounting for an agreement with a third-party that originates and services a consumer loan portfolio for the Company (the “Consumer Program”). The error corrections required a recovery analysis under the Clawback Policy, which was effective from and after October 2, 2023, in accordance with Section 5608 of the Nasdaq Listing Rules. The Clawback Policy was filed with the Annual Report on Form 10-K for the year ended December 31, 2023, as Exhibit 97. In accordance with the Nasdaq Listing Rules, the Clawback Policy only applies to incentive compensation received on or after October 2, 2023. Accordingly, any incentive compensation received prior to that date is not subject to recovery under the Clawback Policy.

The Compensation Committee concluded that recovery of compensation was not required pursuant to the Clawback Policy because none of the “incentive compensation” covered by the Clawback Policy that otherwise may have been impacted by the restatement has been paid or otherwise settled to the executive officers. The Compensation Committee eliminated short-term incentive payments for executive management for 2023. No amounts have been settled or otherwise paid with respect to the 2021 Performance Units, 2022 Performance Units and 2023 Performance Units because their respective performance periods have not yet concluded.

2024 Grants of Plan-Based Awards

The following table contains information about the named executive officers’ grants plan-based awards during 2024. No equity awards were granted during 2024.

								All Other	Grant Date
								Stock Awards:	Fair Value of
								Number of	Stock and
		Estimated Possible Payouts Under			Estimated Possible Payouts Under			Shares of	Option
		Non-Equity Incentive Plan Awards ($)			Equity Incentive Plan Awards (#)			Stock or	Awards ($)
Name	Grant Date	Threshold	Target (1)	Maximum	Threshold	Target	Maximum	Units (#)	Target

Dennis J. Zember, Jr.		$-	$-	$-	-	-	-	$-	$-
		-	361,057	541,584	-	-	-	-	-

Matthew A. Switzer		-	-	-	-	-	-	-	-
		-	108,009	162,014	-	-	-	-	-

Rickey A. Fulk		-	-	-	-	-	-	-	-
		-	97,470	146,205	-	-	-	-	-

Marie T. Leibson		-	-	-	-	-	-	-	-
		-	94,473	141,710	-	-	-	-	-

Ann-Stanton C. Gore		-	-	-	-	-	-	-	-
		-	82,524	123,786	-	-	-	-	-
(1)	Reflects target payout levels for Annual Incentive Award payments.

Outstanding Equity Awards at 2024 Fiscal Year-End

The following table contains information concerning the named executive officers’ outstanding stock options, stock awards and stock units as of December 31, 2024.

	Option Awards				Stock Awards
					Equity Incentive Plan Awards		Number of	Market Value
	Number of	Number of			Number of	Market or Payout	Shares or	of Shares
	Securities	Securities			Unearned Shares,	Value of Unearned	Units of	or Units
	Underlying	Underlying	Option		Units, or Other	Shares, Units, or	Stock	of Stock
	Unexercised	Unexercised	Exercise	Option	Rights That Have	Other Rights That	That Have	That Have
	Options (#)	Options (#)	Price	Expiration	Not Vested	Have Not Vested	Not Vested	Not Vested
Name	Exercisable	Unexercisable	($)	Date	(#)	($) (1)	(#)	($) (1)

Dennis J. Zember, Jr.	-	-	$-	-	-	$-	4,000	$46,640	(2)
	-	-	-	-	42,105	490,944	-	-	(3)
	-	-	-	-	42,105	490,944	-	-	(4)
	-	-	-	-	45,000	524,700	-	-	(5)

Matthew A. Switzer	-	-	-	-	-	-	3,200	37,312	(6)
	-	-	-	-	-	-	1,300	15,158	(7)
	-	-	-	-	3,250	37,895	-	-	(3)
	-	-	-	-	9,000	104,940	-	-	(4)
	-	-	-	-	10,000	116,600	-	-	(5)

Rickey A. Fulk	-	-	-	-	-	-	400	4,664	(8)
	-	-	-	-	10,000	116,600	-	-	(5)

Marie T. Leibson	-	-	-	-	-	-	800	9,328	(8)
	-	-	-	-	-	-	600	6,996	(7)
	-	-	-	-	1,500	17,490	-	-	(3)
	-	-	-	-	7,000	81,620	-	-	(4)
	-	-	-	-	5,000	58,300	-	-	(5)

Ann-Stanton C. Gore	-	-	-	-	-	-	2,000	23,320	(9)
	-	-	-	-	7,000	81,620	-	-	(4)
	-	-	-	-	10,000	116,600	-	-	(5)
(1)	Market value is calculated based on $11.66, the closing price of the Company’s Common Stock on the NASDAQ Global Market on December 31, 2024, the last trading day of 2024.
(2)	The restricted shares vested on February 19, 2025.
(3)	Reflects the 2021 performance units (at target) which are eligible to vest on March 15, 2026 based on the level of achievement of the Company’s adjusted EPS compound annual growth during the performance period commencing January 1, 2021 and ending December 31, 2025, and, in the case of Mr. Zember, subject to the terms and conditions provided in the Zember Performance Unit Amendment (the “2021 Performance Units”).
(4)	Reflects the 2022 performance units (at target) which are eligible to vest on March 15, 2027 based on the level of achievement of the Company’s adjusted EPS compound annual growth during the performance period commencing January 1, 2022 and ending December 31, 2026, and, in the case of Mr. Zember, subject to the terms and conditions provided in the Zember Performance Unit Amendment (the “2022 Performance Units”).
(5)	Reflects the 2023 performance units (at target) which are eligible to vest on March 15, 2028 based on the level of achievement of the Company’s adjusted EPS compound annual growth during the performance period commencing January 1, 2023 and ending December 31, 2027, and, in the case of Mr. Zember, subject to the terms and conditions provided in the Zember Performance Unit Amendment (the “2023 Performance Units”).
(6)	Half of the restricted shares vested on January 11, 2025, and half will vest on January 11, 2026.
(7)	The restricted shares vest in two approximately equal installments on September 1, 2025 and 2026.
(8)	The restricted shares vested on February 14, 2025.
(9)	The restricted shares vest in two approximately equal installments on each of September 13, 2025 and 2026.

2024 Option Exercises and Stock Vested

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares	Value
	Acquired on	Realized on	Acquired on	Realized on
	Exercise	Exercise	Vesting	Vesting
Name	(#)	($)	(#)	($) (1)

Dennis J. Zember, Jr.	-	$-	4,000	$50,160
Matthew A. Switzer	-	-	2,250	27,869
Rickey A. Fulk	-	-	800	5,315
Marie T. Leibson	-	-	1,900	23,503
Ann-Stanton C. Gore	-	-	600	6,954
(1)	Reflects the number of shares of stock vesting multiplied by the price per share of Company common stock on the vesting date.

Potential Payments Upon Termination or Change in Control

Employment Agreement with Mr. Zember. On February 19, 2020, the Company and the Bank entered into an employment agreement with Mr. Zember, which agreement was amended and restated on December 20, 2022. If Mr. Zember resigns for good reason or if the Company terminates his employment without cause, then he is entitled to receive any accrued obligations under the employment agreement and, subject to his compliance with certain restrictive covenants and the execution, delivery and non-revocation of a release of claims:

●	a lump sum payment equal to three times the sum of (A) his base salary and (B) his highest cash bonus earned with respect to any fiscal year within the three most recently completed fiscal years immediately preceding the termination date, which amount shall be paid in cash on before the 60th day after the termination date,
●	continuing health insurance benefits for himself and his covered spouse and dependents, with such premiums paid by the company, for eighteen months,
●	any issued but unvested restricted stock, stock options, phantom stock or other long-term incentive will be deemed to be fully vested as of the date of termination, and
●	if such termination follows a change in control, his performance-based equity awards will be deemed to have been earned as of his termination date based upon the actual level of achievement of all relevant performance goals measured as of the date of such termination, subject to the Zember Performance Unit Amendment with respect to the performance units granted in 2021 and 2022.

Employment Agreements with Ms. Gore and Messrs. Fulk and Switzer. On September 13, 2021, October 25, 2023 and January 10, 2021, the Company entered into an employment agreement with Ms. Gore, Mr. Fulk and Mr. Switzer, respectively. Pursuant to their employment agreements, if the executive resigns for good reason or the Company terminates his or her employment without cause, the executive is entitled to receive any accrued obligations under the employment agreement and, subject to the executive’s compliance with certain restrictive covenants and execution, delivery and non-revocation of a release of claims:

●	a lump sum payment equal to two times the sum of the executive’s (A) base salary and (B) highest cash bonus earned with respect to any fiscal year within the two most recently completed fiscal years immediately preceding the termination date (or if the termination occurs in within the first year of the employment period, 50% of base salary), which amount will be paid in cash on before the 60th day after the termination date,

●	a pro rata bonus payment based on actual performance for the year of termination;

●	continuing health insurance benefits for himself and his covered spouse and dependents, with such premiums paid by the company, for eighteen months; and

●	any issued but unvested restricted stock, stock options, phantom stock or other long-term incentive will be deemed to be fully vested as of the date of termination,

Code Section 280G. Under the employment agreements with Messrs. Zember, Switzer and Fulk and Ms. Gore, if the payments and benefits under the employment agreement, together with other payments and benefits the executive may have the right to receive, on account of a change in control would exceed the maximum limit imposed on the total of such payments and benefits by Section 280G of the Code (without triggering the excise tax imposed under Section 4999 of the Code), the agreement provides for a comparison of two alternative scenarios for addressing Section 280G and Section 4999 of the Code, and the application of the scenario that leaves the executive in the more favorable net after-tax position. Specifically, the executive will receive whichever of the following is more favorable to him  or her on a net after-tax basis: (i) the payments and benefits reduced to the extent necessary so that none of the payments or benefits is subject to the excise tax or (ii) the full amount of the payments and benefits, which is subject to the excise tax, with the executive being responsible for paying any excise tax imposed.

Restrictive Covenants. Each employment agreement contains confidentiality provisions and covenants not to compete and not to solicit customers or employees that are in effect for 18 months after termination of employment.

Definitions. or purposes of the employment agreements:

●	the executive will generally have “good reason” to terminate his or her employment if the company negatively changes certain important aspects of the executive’s employment, including reducing the executive’s authority, responsibility or salary, removes the executive from his or her position, moves the executive’s principal office a material distance, reduces the executive’s fringe benefits, fails to comply with any material term of the agreement, fails to require any successor to expressly assume and agree to perform the obligations under the agreement, or provides written notice of non-renewal of the initial term or any renewal term of the agreement; and
●	termination for “cause” generally includes the executive’s willful misconduct, misappropriation or embezzlement of funds or property, fraud or dishonesty, failure to perform material duties or responsibilities or failure to follow reasonable instructions or policies, conviction of, indictment for or entry of a guilty plea or plea of no contest with respect to a felony or misdemeanor involving moral turpitude, breach of a material term of the agreement or material violation of applicable policies, codes and standards of behavior, willful violation of any final cease-and-desist order, breach of a fiduciary duty or conduct likely to result in material injury to the Company or the Bank.

Treatment of Stock Awards upon a Change in Control

For stock awards granted under the 2017 Plan, in the event of a “change of control” (as defined in the 2017 Plan), the Compensation Committee may, as to any outstanding award, either at the time an award is made or any time thereafter, take any one or more of the following actions in its discretion and without the consent of the participant: (i) provide for acceleration of the vesting, delivery, and exercisability of, and the lapse of time-based and/or performance-based vesting restrictions with respect to, any award so that such award may be exercised or realized in full on or before a date initially fixed by the Compensation Committee; (ii) provide for the purchase, settlement, or cancellation of any award by the Company, for an amount of cash equal to the amount that could have been obtained upon the exercise of such award or realization of a participant’s rights had such award been currently exercisable or payable; (iii) provide for the replacement of any stock-settled award with a cash-settled award; (iv) make such adjustment to any such award then outstanding as the Compensation Committee deems appropriate to reflect such change of control and to retain the economic value of the award; or (v) cause any award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such change of control.

Upon the occurrence of a change in control, any unvested shares of time-based restricted stock will become vested. The performance unit agreements provide that if there is a change of control prior to the last day of the performance period, then (i) if the units are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change of control, then the target number of performance units will vest and convert to shares as of the date of the change of control; or (ii) if the units are assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change of control, then the target number of performance units will become fully vested if the grantee resigns for good reason or is terminated without cause within two years following the change in control. Notwithstanding the foregoing, Mr. Zember’s amended and restated employment agreement provides that if he is terminated without cause or resigns for good reason following a change in control, then his performance units will be deemed to have been earned as of his termination date based upon the actual level of achievement of all relevant performance goals measured as of the date of such termination, subject to the Zember Performance Unit Amendment.

Treatment of Awards upon Termination of Employment Without Cause, Death or Disability

Pursuant to the 2017 Plan, if the executive’s employment or service is terminated due to death or disability, any unvested shares of time-based restricted stock will become vested. With respect to the performance units granted in 2022 and 2021, if the executive’s employment with the Company terminates by reason of grantee’s death or disability at any time prior to the last day of the performance period, then a pro rata portion of the target award will vest and convert to shares of stock on the date of such termination, subject to the Zember Performance Unit Amendment in the case of Mr. Zember. The performance unit agreements also provide that if the executive’s employment is terminated without cause at any time prior to the last day of the performance period, then the target number of units will vest and convert to shares on the date of such termination, subject to the Zember Performance Unit Amendment in the case of Mr. Zember.

Summary of Potential Benefits. The tables below reflect estimates of the amount of compensation that would be payable to the named executive officers upon a qualifying termination under the agreements and plans described above on December 31, 2024. Actual amounts that would be paid out can only be determined at the time of such qualifying termination.

Termination without Cause or Resignation for Good Reason

			Health		Value of
	Cash		Insurance		Unvested
	Severance		Benefits		Equity Awards	Other	Total
Name	($)		($)		($) (1)	($)	($)
Dennis J. Zember, Jr.	$2,916,338	(2)	$27,630	(3)	$1,553,229	$-	$4,497,197
Matthew A. Switzer	920,060	(4)	27,630	(3)	311,905	-	1,259,595
Rickey A. Fulk	649,800	(4)	13,248	(3)	121,264	-	784,312
Marie T. Leibson	-		13,248	(3)	173,734	-	186,982
Ann-Stanton C. Gore	619,480	(4)	-		221,540	-	841,020
(1)	Reflects the value of unvested performance units (at target) and restricted stock based on $11.66 per share as of December 31, 2024, subject to the Zember Performance Unit Amendment in the case of Mr. Zember, and assumes, in the event of a change in control, that the awards were not assumed in connection with the transaction.
(2)	Reflects an amount equal to three (3) times the sum of executive’s base salary plus highest cash bonus earned with respect to any fiscal year within the three (3) most recently completed fiscal years.
(3)	Reflects the cost of continued payment of an amount equal to the employer-paid portion of the monthly medical premium for the participant and his or her covered spouse and dependents on the date of termination for eighteen (18) months.
(4)	Reflects an amount equal to two (2) times the sum of executive’s base salary plus highest cash bonus earned with respect to any fiscal year within the two (2) most recently completed fiscal years.

Change in Control (without a termination of employment)

	Value of
	Unvested
	Equity Awards	Total
Name	($) (1)	($)
Dennis J. Zember, Jr.	$1,553,229	$1,553,229
Matthew A. Switzer	311,905	311,905
Rickey A. Fulk	121,264	121,264
Marie T. Leibson	173,734	173,734
Ann-Stanton C. Gore	221,540	221,540

Death or Disability
	Value of
	Unvested
	Equity Awards	Total
Name	($) (2)	($)
Dennis J. Zember, Jr.	$599,771	$599,771
Matthew A. Switzer	104,124	104,124
Rickey A. Fulk	20,794	20,794
Marie T. Leibson	57,911	57,911
Ann-Stanton C. Gore	58,106	58,106
(1)	Reflects the value of unvested performance units (at target) and restricted stock based on $11.66 per share as of December 31, 2024, subject to the Zember Performance Unit Amendment in the case of Mr. Zember, and assumes that the awards were not assumed in connection with the transaction.
(2)	Reflects the value of unvested performance units (prorated at target) and restricted stock based on $11.66 per share as of December 31, 2024, subject to the Zember Performance Unit Amendment in the case of Mr. Zember.

CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our CEO. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported below should not be used as a basis for comparison between companies.

For 2024, our last completed fiscal year, the median of the annual total compensation of all employees of the Company (other than our CEO) was $57,831 and the annual total compensation of our CEO, as reported in the Summary Compensation Table included in this Proxy Statement, was $788,439. Based on this information, for 2024, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was 13.6 to 1.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of the “median employee,” the methodology and the material assumptions, adjustment and estimates that we used were as follows:

●	We selected December 31, 2024 as the date upon which we would identify the “median employee.” As of December 31, 2024, we had 575 employees working at the Company and its consolidated subsidiaries.
●	We used taxable income as reported on Form W-2 as our consistently applied compensation measure, with the measurement period being calendar year 2024.
●	We determined that the “median employee” was a full-time, salaried employee located in the United States, with total compensation for the 12-month period ending December 31, 2024 in the amount of $57,831.
●	With respect to the annual total compensation of the “median employee,” we identified and calculated the elements of such employee’s compensation for 2023 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.
●	The annual total compensation of our CEO was $788,439, which is the amount reported in the “Total” column of our 2024 Summary Compensation Table included in this Proxy Statement.

Compensation Committee Interlocks and Insider Participation

During 2024, no executive officer of the Company served as (1) a member of a compensation committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on the Company’s Compensation Committee, (2) a director of another entity, one of whose executive officers served on the Company’s Compensation Committee or (3) a member of the compensation committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of the Company. In addition, none of the members of the Compensation Committee (a) was an officer or employee of the Company or any of its subsidiaries in 2024; (b) was formerly an officer or employee of the Company or any of its subsidiaries; or (c) had any relationship that required disclosure under “Certain Relationships and Related Party Transactions.”

Pay Versus Performance

	Summary Compensation Table Total	Summary Compensation	Compensation Actually Paid	Compensation	Average Summary Compensation	Average Compensation	Value of Initial Fixed $100 Investment Based On:
Year	for CEO - Dennis Zember ($)(1)	Table Total for CEO - Joe A. Shearin ($)(2)	to CEO - Dennis Zember ($)(1)(7)	Actually Paid to CEO - Joe A. Shearin ($)(2)(7)	Table Total for Non-CEO NEOs ($)(3)	Actually Paid to Non-CEO NEOs ($)(3)(7)	TSR	Peer Group TSR(4)	Net Income (loss) ($)(5)	Loan Growth (%)(6)
2024	788,439	-	1,265,659	-	372,890	354,449	85	111	(16,205)	(4.3)
2023	1,196,693	-	1,354,283	-	402,237	436,295	89	95	(7,832)	9.2
2022	1,433,177	-	1,236,551	-	477,995	437,380	80	102	14,148	30.1
2021	1,617,767	-	1,767,008	-	510,044	488,097	98	125	31,113	6.5
2020	1,267,310	2,404,110	778,260	2,231,710	514,564	360,396	77	89	21,581	(2.8)
(1)	Mr. Zember joined the Company and the Bank as President and Chief Executive Officer on February 19, 2020.
(2)	Mr. Shearin retired from his position as President and Chief Executive Officer the Company and the Bank on February 19, 2020.
(3)	For fiscal year 2024, the Company’s Non-CEO NEOs were Mathew A. Switzer, Rickey A. Fulk, Marie T. Leibson and Ann-Stanton Gore. For fiscal year 2023, the Company’s Non-CEO NEOs were Mathew A. Switzer, Rickey A. Fulk, G. Cody Sheflett and Ann-Stanton Gore. For fiscal year 2022, the Company’s Non-CEO NEOs were Mathew A. Switzer, Marie T. Leibson, G. Cody Sheflett and Stephen B. Weber.
(4)	The Peer Group TSR is the total return of the Nasdaq Bank Index for the same period, the same index used for our performance graph disclosed in our Annual Report on Form 10-K for the year ended December 31, 2024.
(5)	Presented in thousands.
(6)	Represents growth in gross loans held for investment for the period, excluding loans from the Paycheck Protection Program. We determined loan growth to be the most important financial performance measure used to link Company performance to Compensation Actually Paid (“CAP”) to our PEO and Non-CEO NEOs.
(7)	CAP is defined by the SEC and is computed by starting with the “Total” column of the Summary Compensation Table (“SCT”) for each year and then:
●	subtracting the amount in the “Stock Awards” column of the SCT for such year,
●	adding, for all unvested equity awards granted during the reporting year and outstanding on the last day of the reporting year, the fair value as of the last day of the reporting year,
●	adding, for all unvested equity awards granted prior to the reporting year and outstanding on the last day of the reporting year, the change in fair value from the last day of the preceding year to the last day of the reporting year,
●	adding, for equity awards vesting during the reporting year, the change in fair value from the last day of the preceding year to the vesting date,
●	adding the value of any dividends or other earnings paid in the reporting year on unvested equity awards that are not otherwise included in the total compensation for the reporting year,
●	subtracting the amount in the “Change in Pension Value & Nonqualified Deferred Compensation Earnings” column of the SCT for such year, and
●	adding, for all defined benefit and actuarial pension plans, (A) the service cost, calculated as the actuarial present value attributable to services rendered during the reporting year, plus (B) the prior service cost, calculated as the entire cost of benefits granted in a plan amendment during the reporting year that are attributed by the benefit formula to services rendered in periods prior to the amendment.

For this purpose, the fair value of equity awards is computed in a manner consistent with the fair value methodology used to account for share-based payments in our financial statements. This may result in a difference in the share value input used for the fair value calculation at year-end when compared to the share value used for performance-based share awards at time of award but the assumptions used in calculating the fair value of the awards did not differ in any material respect from the assumptions used to calculate the grant date fair value of the awards as reported in the Summary Compensation Table for the applicable years. The following tables reflect the adjustments made to SCT total compensation to compute CAP for the position of CEO and average CAP for our other NEOs:

CEO SCT Total to CAP Reconciliation - Dennis Zember	2024	2023	2022	2021

SCT Total Compensation	$788,439	$1,196,693	$1,433,177	$1,617,767
SCT Stock Awards	—	(459,000)	(498,102)	(631,575)
Fair Value of New Unvested Equity Awards	524,700	569,700	498,944	631,996
Change in Fair Value of Existing Unvested Equity Awards	(49,000)	42,930	(170,972)	46,400
Change in Fair Value of Vesting Equity Awards	(480)	360	(31,696)	95,620
Dividends on Unvested Equity Awards	2,000	3,600	5,200	6,800
SCT Change in Pension Value & Nonqualified Deferred Compensation Earnings	—	—	—	—
Service Cost & Prior Service Cost	—	—	—	—
CAP	$1,265,659	$1,354,283	$1,236,551	$1,767,008

CEO SCT Total to CAP Reconciliation - Joe A. Shearin	2020

SCT Total Compensation	$2,404,110
SCT Stock Awards	(159,300)
Fair Value of New Unvested Equity Awards	—
Change in Fair Value of Existing Unvested Equity Awards	—
Change in Fair Value of Vesting Equity Awards	(14,900)
Dividends on Unvested Equity Awards	1,800
SCT Change in Pension Value & Nonqualified Deferred Compensation Earnings	—
Service Cost & Prior Service Cost	—
CAP	$2,231,710

Average Non-CEO NEOs SCT Total to CAP Reconciliation	2024	2023	2022	2021

SCT Total Compensation	$372,890	$402,237	$477,995	$510,044
SCT Stock Awards	—	(102,000)	(91,683)	(87,868)
Fair Value of New Unvested Equity Awards	—	126,600	92,838	33,773
Change in Fair Value of Existing Unvested Equity Awards	(17,763)	9,275	(34,010)	26,361
Change in Fair Value of Vesting Equity Awards	(1,656)	(1,602)	(11,234)	2,671
Dividends on Unvested Equity Awards	976	1,785	3,474	3,117
SCT Change in Pension Value & Nonqualified Deferred Compensation Earnings	—	—	—	—
Service Cost & Prior Service Cost	—	—	—	—
CAP	$354,449	$436,295	$437,380	$488,097

Required Tabular Disclosure of Most Important Measures (Unranked) to Determine 2024 CAP

Net Income
Deposit Growth
Gross Loan Growth
Growth in Bank Operating Expenses

Comparison of Company TSR versus Peer Group TSR

The following chart compares our cumulative total shareholder return over the three most recently completed fiscal years to that of the NASDAQ Bank Index over the same period.

Total Shareholder Return
150
140
130
120
110
100
90
80
70
60
TSR (2019 Indexed to 100)
2019
2020
2021
2022
2023
2024
FRST TSR
Peer Group TSR

Comparison of CAP versus Financial Performance Measures

The following charts further illustrate the relationship between Compensation Actually Paid, Net Income and Loan Growth.  In addition, the first chart below further illustrates the relationship between CAP and cumulative total shareholder return.

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report of the Audit Committee shall not be deemed to be incorporated by reference into any such filing.

In accordance with its written charter adopted by the Company’s Board of Directors, the Company’s Audit Committee assists the Board in fulfilling its responsibility to oversee the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of the NASDAQ Stock Market and in Section 10A of the Securities Exchange Act of 1934, as amended, and that Robert Y. Clagett has the requisite attributes of an “audit committee financial expert” as defined by the rules and regulations of the SEC.

In discharging its oversight responsibility as to the audit process, the Audit Committee (1) obtained from the independent registered public accounting firm a formal written statement describing all relationships between the independent registered public accounting firm and the Company that might bear on the independent registered public accounting firm’s independence consistent with the applicable requirements of the Public Company Accounting Oversight Board, (2) discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence and (3) satisfied itself as to the independent registered public accounting firm’s independence. The Audit Committee also discussed with management, the internal auditors and the independent registered public accounting firm the quality and adequacy of the Company’s internal controls. The Audit Committee reviewed with both the independent registered public accounting firm and the internal auditors their audit plans, audit scope and identification of audit risks.

The Audit Committee discussed and reviewed with the independent registered public accounting firm all communications required by generally accepted auditing standards and the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities Exchange Commission. With and without management present, the Audit Committee discussed and reviewed the results of the internal and external audit examinations. The Audit Committee reviewed with management and the independent registered public accounting firm the audited financial statements of the Company as of and for the fiscal year ended December 31, 2024. Management has the responsibility for the preparation of the Company’s financial statements and the independent registered public accounting firm has the responsibility for the examination of those statements.

Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the Securities and Exchange Commission.

The Audit Committee

Robert Y. Clagett (Chairman)
John F. Biagas
W. Rand Cook (ex-officio)
Deborah B. Diaz John M. Eggemeyer
Eric A. Johnson

FEES AND SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table sets forth the fees billed to the Company for the fiscal years ending December 31, 2024 and 2023 by Crowe LLP (“Crowe”) and Forvis Mazars, LLP (“Forvis Mazars”):

	2024		2023
	Crowe	Forvis Mazars	Forvis Mazars
Audit fees (1)	$1,608,198	$171,042	$2,570,396
Audit related fees (2)	52,500	—	92,292
Tax fees (3)	—	—	153,300
All other fees	—	—	—
(1)	Includes fees billed for professional services rendered in connection with the audits of the Company’s annual consolidated financial statements, audit of internal control over financial reporting and quarterly reviews of the Company’s consolidated financial statements.
(2)	Includes fees billed for professional services rendered in connection with the audit of the Company’s employee benefit plan, housing and urban development audit on the mortgage company and various accounting consultations.
(3)	Includes fees billed for tax consultations specific to research and development work.

The Audit Committee will consider, on a case-by-case basis, and approve, if appropriate, all audit and permissible non-audit services to be provided by the Company’s independent registered public accounting firm. Pre-approval of such services is required unless a “de minimis” exception is met. To qualify for the “de minimis” exception, the aggregate amount of all such services provided to the Company must constitute not more than five percent of the total amount of revenues paid by the Company to its independent registered public accounting firm during the fiscal year in which the non-audit services are provided; such services were not recognized by the Company at the time of the engagement to be non-audit services; and the non-audit services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approval has been delegated by the Committee.

CHANGES IN INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on September 23, 2024, Forvis Mazars notified the Company that Forvis Mazars will decline to stand for re-appointment as the Company’s independent registered public accounting firm for the year ending December 31, 2024. Forvis Mazars’ decision to not stand for re-appointment was subsequently ratified and approved by the Audit Committee of the Company on September 19, 2024. The Company continued to engage Forvis Mazars for the audit of the financial statements for the year ending December 31, 2023, for the restatement of the Company’s previously-issued unaudited interim consolidated financial statements as of and for the three months ended March 31, 2023, the three and six months ended June 30, 2023, and the three and nine months ended September 30, 2023 (as previously disclosed on the Company’s Form 8-K filed on March 1, 2024), and review of the Company’s interim financial statements for the quarter ending March 31, 2024.

The audit reports of Forvis Mazars on the Company’s consolidated financial statements for each of the fiscal years ended December 31, 2023 and 2022 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended December 31, 2023 and 2022, and the subsequent interim period from January 1, 2024 through October 16, 2024, there were (i) no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Forvis Mazars on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Forvis Mazars, would have caused Forvis Mazars to make reference to the matter in its reports on the Company’s consolidated financial statements for 2023 and 2022, and (ii) no “reportable events” (as defined in Item

304(a)(1)(v) of Regulation S-K) except for the material weaknesses in the Company’s internal control over financial reporting disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and for the Restated Annual Report on Form 10-K/A for the year ended December 31, 2022. The Company provided full details of the material weaknesses in the Annual Report on Form 10-Ks and Restated Annual Report on Form 10-K/A.

The Audit Committee conducted a comprehensive process to review the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. As a result of this process and following careful deliberation, on September 19, 2024, the Audit Committee of the Company’s Board of Directors approved the engagement of Crowe LLP (“Crowe”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2024, subject to completion of Crowe’s standard client acceptance procedures and the execution of an engagement letter. The selection of Crowe was approved by the Company’s Board of Directors on September 19, 2024 and on October 16, 2024 Crowe formally accepted the Company’s appointment as independent registered public accounting firm.

During the Company’s fiscal years ended December 31, 2022 and 2023, and the subsequent interim period from January 1, 2024 through October 16, 2024, the Company consulted with Crowe on the following matter:

For the 2022 fiscal year, management prepared an internal memo detailing the accounting for an agreement with a third-party to originate a consumer loan portfolio for the Company (the “Agreement”). The Company consulted with Crowe in preparation of that memo regarding the appropriate allocation of certain revenue and expense items associated with the Agreement. Crowe provided advice on those allocations and relevant literature as management completed its analysis in the memo without providing an opinion on the accounting conclusions reached. During the audit of the Company’s 2023 fiscal year financial statements by the Company’s previous independent registered public accounting firm, Forvis Mazars, the Company engaged a different accounting advisory firm to provide accounting advice on the Agreement and, ultimately, pursued a consultation with the Securities and Exchange Commission (the “SEC”). As previously disclosed on the Company’s Form 8-K filed on August 12, 2024, the SEC consultation was completed on August 9, 2024. As a result of the consultation with the subsequently engaged accounting advisory firm and in connection with the consultation with the SEC, management determined the accounting for the Agreement should be revised and the Company has reflected the change in accounting for the Agreement in its 2022 and 2023 fiscal year results in its 2022 Form 10-K/A and 2023 Form 10-K which has been audited by Forvis Mazars.

Other than the matter described above, neither the Company nor anyone acting on its behalf consulted with Crowe regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Crowe concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” (as defined in Item 304(a)(1)(iv) and Item 301(a)(1)(v) of Regulation S-K and the related instructions, respectively).

The Company provided Forvis Mazars with a copy of the disclosures contained herein prior to filing with the SEC and requested that Forvis Mazars furnish the Company with a letter addressed to the SEC stating whether or not it agreed with the statements made above. A copy of Forvis Mazars’ letter dated September 23, 2024, was attached as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 23, 2024.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Employees

Sharon C. Taylor, the daughter of Marie T. Leibson, Executive Vice President and Chief Credit Officer of the Company and the Bank, is employed as a Vice President of the Bank, and received a salary, bonus and stock awards totaling approximately $124,465 in 2024, as well as benefits consistent with those provided to other employees with equivalent qualifications and responsibilities.

Christian D. Zember, the nephew of Dennis J. Zember, Jr, Chief Executive Officer of the Company and the Bank, is employed as a small business banker of the Bank, and received a salary totaling approximately $81,565 in 2024, as well as benefits consistent with those provided to other employees with equivalent qualifications and responsibilities.

Relationships in the Ordinary Course

Many of the directors and executive officers of the Company and the Bank and their associates, which include corporations, partnerships and other organizations in which they are officers or partners or in which they and their immediate families have at least a 5% interest, are customers of the Bank. Loans to directors and executive officers and certain significant stockholders of the Company and the Bank are subject to limitations contained in the Federal Reserve Act, the principal effect of which is to require that extensions of credit by the Bank to executive officers, directors and certain significant stockholders of the Company and the Bank satisfy the following standards: the loans (i) are made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons unaffiliated with the Company and (ii) do not involve more than the normal risk of collectability or present other unfavorable features. As of December 31, 2024, there were 35 such loans outstanding totaling $17.6 million in the aggregate. The Company expects the Bank to have such transactions or transactions on a similar basis with the directors, executive officers and certain significant stockholders of the Company and the Bank and their associates in the future.

Policy Concerning Related Party Transactions

Pursuant to the Company’s policy, the Board of Directors is required to review all related party transactions for potential conflicts of interest. For purposes of this policy, a “related person transaction” generally means a transaction where the amount involved exceeds $120,000 and in which a related person has a direct or indirect material interest. A “related person” under the policy generally means (1) a director, director nominee or executive officer of the Company; (2) a person who is known to be the beneficial owner of more than five percent of any class of our common stock; and (3) any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the director, executive officer, nominee, or more than five percent beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee, or more than five percent beneficial owner. Under the policy, any related party transaction may be consummated or may continue only (1) if the Board approves or ratifies such transaction and if the transaction is on terms comparable to those that could be obtained in arms’-length dealings with an unrelated third party, (2) if the transaction involves compensation that has been approved by the Company’s Compensation Committee or (3) if the transaction has been approved by the disinterested members of the Board of Directors. The Board may approve or ratify the related party transaction only if the Board determines that, under all of the circumstances, the transaction is in the best interests of the Company.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY
DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the beneficial ownership of the Company Common Stock as of April 28, 2025, by (1) each director, director nominee and named executive officer of the Company, (2) each person who is known by the Company to own beneficially 5% or more of the Common Stock and (3) all directors, director nominees and named executive officers as a group. Unless otherwise indicated, based on information furnished by such stockholders, management of the Company believes that each person has sole voting and dispositive power over the shares indicated as owned by such person and the address of each stockholder is the same as the address of the Company.

		Amount and
		Nature of Beneficial
		Ownership of		Percent of Class
Name and Address of Beneficial Owner	Position With the Company and the Bank	Common Stock		Owned (1)
5% or Greater Holders:

The Banc Funds Company, L.L.C	Investor	1,713,963	(2)	6.92%
20 North Wacker Drive, Suite 3300
Chicago, IL 60606

BlackRock, Inc.	Investor	2,007,954	(3)	8.11%
55 East 52nd Street
New York, NY 10055

Castle Creek Capital Partners VII, LP and	Investor and Director	1,887,777	(4)	7.62%
John M. Eggemeyer				.
6051 El Tordo
PO Box 1329
Rancho Santa Fe, CA 92067

Directors and Executive Officers:
Dennis J. Zember, Jr	Chief Executive Officer of the Company and the Bank Director of the Company and the Bank	199,767	(5)	*
John F. Biagas	Director of the Company and the Bank	88,469	(6)	*
Robert Y. Clagett	Director of the Company and the Bank	46,736		*
W. Rand Cook	Director of the Company and the Bank	42,372	(7)	*
Deborah B. Diaz	Director of the Company and the Bank	18,464		*
F.L. Garrett, III	Director of the Company and the Bank	41,169	(8)	*
Eric A. Johnson	Director of the Company and the Bank	45,761	(9)	*
Allen R. Jones, Jr.	Director of the Company and the Bank	14,055	(10)	*
Charles A. Kabbash	Director of the Company and the Bank	156,064	(11)	*

Matthew A. Switzer	Executive Vice President and Chief Financial Officer of the Company and the Bank	89,226	(12)	*
Rickey A. Fulk	Executive Vice President of the Company and President of the Bank	10,527	(13)	*
Marie T. Leibson	Executive Vice President and Chief Credit Officer of the Company and the Bank	65,025	(14)	*
Ann-Stanton C. Gore	Executive Vice President and Chief Marketing Officer of the Company and the Bank	7,371	(15)	*

Directors, Director Nominees and Executive Officers as a Group (14 persons)		2,712,783		10.96%
*	Indicates ownership which does not exceed 1.0%.
(1)	The percentage beneficially owned was calculated based on 24,722,734 shares of Company Common Stock outstanding as of April 28, 2025 and assumes the exercise by the stockholder or group named in each row of all options or warrants for the purchase of Company Common Stock held by such stockholder or group and exercisable within 60 days of April 28, 2025.

(2)	The information regarding beneficial ownership is included in reliance on a Schedule 13G/A filed with the SEC on February 6, 2023 jointly by Banc Fund IX L.P. ("BF IX"), an Illinois Limited Partnership, Banc Fund X L.P. ("BF X"), an Illinois Limited Partnership, and TBFC Financial Technologies Fund L.P. (collectively, the "Reporting Persons"). The general partner of BF IX is MidBan IX L.P. ("MidBan IX"), whose principal business is to be a general partner of BF IX. The general partner of BF X is MidBan X L.P. ("MidBan X"), whose principal business is to be a general partner of BF X. The general partner of TBFC Financial Technologies Fund L.P. is MidBan XI L.P. ("MidBan XI"), whose principal business is to be a general partner of TBFC Financial Technologies Fund L.P. The general partner of MidBan IX, MidBan X, and MidBan XI is The Banc Funds Company, L.L.C., ("TBFC"),whose principal business is to be a general partner of MidBan IX, MidBan X, and MidBan XI. TBFC is an Illinois corporation whose principal shareholder is Charles J. Moore. Mr. Moore has been the manager of BF IX, BF X and TBFC Financial Technologies Fund L.P., since their respective inceptions. As manager, Mr. Moore has voting and dispositive power over the securities of the issuer held by each of those entities. As the controlling member of TBFC, Mr. Moore will control TBFC, and therefore each of the Partnership entities directly and indirectly controlled by TBFC.
(3)	The information regarding beneficial ownership is included in reliance on a Schedule 13G filed with the SEC on January 26, 2024, by BlackRock, Inc.
(4)	The information regarding beneficial ownership is included in reliance on a Schedule 13D/A filed with the SEC on February 23, 2021 jointly by (i) Castle Creek Capital Partners VII, LP, a Delaware limited partnership (“Fund VII”) and a private equity fund focused on investing in community banks throughout the United States of America; (ii) Castle Creek Capital VII LLC, a Delaware limited liability company (“CCC VII”), whose principal business is to serve as the sole general partner of, and manage, Fund VII; (iii) Castle Creek Capital Partners IV, LP, a Delaware limited partnership (“Fund IV”) and a private equity fund focused on investing in community banks throughout the United States of America; and (iv) Castle Creek Capital IV LLC, a Delaware limited liability company (“CCC IV”), whose principal business is to serve as the sole general partner of, and manage, Fund IV. Mr. Eggemeyer is the Managing Principal of each above listed Castle Creek entity. In addition to the 1,887,364 shares owned by Castle Creek Capital Partners VII, LP, Mr. Eggemeyer owns 413 shares individually.
(5)	Includes 4,000 shares of Restricted Common Stock granted under the 2017 Equity Compensation Plan. See “Outstanding Equity Awards at 2024 Fiscal Year-End” table for vesting of restricted stock.
(6)	Includes 10,233 shares of Common Stock held of record by an IRA account for the benefit of Mr. Biagas.
(7)	Includes a) 28,900 shares of Common Stock held jointly by Mr. Cook and his spouse and (b) 9,387 shares held of record by an IRA account for the benefit of Mr. Cook.
(8)	Includes (a) 2,884 shares of Common Stock held of record by an IRA account for the benefit of Mr. Garrett and (b) 6,693 shares of Common Stock held by Mr. Garrett's spouse.
(9)	Includes (a) 9,622 shares of Common Stock held of record by an IRA account for the benefit of Mr. Johnson and (b) 297 shares held by Mr. Johnson’s spouse.
(10)	Includes 4,091 share held in a Trust for the benefit of Mr. Jones.
(11)	Includes (a) 71,035 shares of Common Stock held in The Charles A. Kabbash Revocable Trust, (b) 19,657 shares of Common Stock held of record by an IRA account for the benefit of Mr. Kabbash, and (c) 372 shares of Common Stock held in a trust for his granddaughter.
(12)	Includes (a) 40,000 shares of Common Stock held jointly by Mr. Switzer and his spouse, (b) 10,000 shares of Common Stock held in an Irrevocable Trust, (c) 20,000 shares of Common Stock held of record by an IRA account for the benefit of Mr. Switzer, and (d) 4,500 shares of Restricted Common Stock granted under the 2017 Equity Compensation Plan. See “Outstanding Equity Awards at 2024 Fiscal Year-End” table for vesting of restricted stock.
(13)	Includes (a) 941 shares of Common Stock held jointly by Mr. Fulk and his spouse, (b) 1,626 shares of Common Stock held of record by an IRA account for the benefit of Mr. Fulk, and (d) 400 restricted shares of Common Stock granted under the 2017 Equity Compensation Plan. See “Outstanding Equity Awards at 2024 Fiscal Year-End” table for vesting of restricted stock.

(14)	Includes (a) 9,053 shares of Common Stock held of record by the Company’s 401(k) Plan as custodian for Ms. Leibson, (b) 10,061 shares of Common Stock held of record by an IRA account for the benefit of Ms. Leibson, (c) 593 shares of Common Stock held of record by an IRA account for the benefit of Ms. Leibson’s spouse, and (d) 1,400 shares of Restricted Common Stock granted under the 2017 Equity Compensation Plan. See “Outstanding Equity Awards at 2024 Fiscal Year-End” table for vesting of restricted stock.
(15)	Includes (a) 1,255 shares of Common Stock held jointly by Ms. Gore and her spouse, and (b) 2,000 shares of Restricted Common Stock granted under the 2017 Equity Compensation Plan. See “Outstanding Equity Awards at 2024 Fiscal Year-End” table for vesting of restricted stock.

Delinquent Section 16 Reports

The members of the Board, the executive officers of the Company and persons who hold more than 10% of our common stock (collectively, the “Reporting Persons”) are subject to the reporting requirements of Section 16(a) of the Exchange Act, which require them to file reports with respect to their ownership of the Company’s securities on Form 3 and transactions in the Company’s securities on Forms 4 or 5. Based solely on its review of the copies of such forms received by it and written representations from the Company’s executive officers and directors, the Company believes that, for the fiscal year ended December 31, 2024, the Section 16(a) filing requirements were complied with by all the Reporting Persons during and with respect to such year, except that Deborah Diaz did not timely file a Form 4 for  purchase transactions occurring on October 15, 2024. Such transactions have since been reported on a Form 4 filed on March 15, 2025.

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
FOR 2026 ANNUAL MEETING

Proposals for Inclusion in the Company’s Proxy Statement

In order for stockholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act to be presented at the Company’s 2026 Annual Meeting of Stockholders and included in the Company’s Proxy Statement and form of proxy relating to such meeting, such proposals must be submitted to the Secretary of the Company at the Company’s principal executive offices no later than January 16, 2026, which is 120 days prior to the one-year anniversary of the mailing of this proxy statement. Stockholder proposals should be submitted to Primis Financial Corp., 10900 Nuckols Road, Suite 325, Glen Allen, Virginia 23060, Attention: Corporate Secretary.

Proposals to be Introduced at the Primis Financial Corp. Annual Meeting

For any stockholder to submit a proposal to be presented at the Company’s 2026 Annual Meeting of Stockholders but without inclusion in its proxy materials for such meeting, the stockholder must provide timely notice thereof in writing to the Corporate Secretary. To be timely, a stockholder’s notice must be delivered to or mailed and received by the Company no earlier than February 26, 2026, which is 120 days prior to the one-year anniversary of the 2025 Annual Meeting of Stockholders, and no later than March 28, 2026, which is 90 days prior to the one-year anniversary of the 2025 Annual Meeting of Stockholders.

Universal Proxy Deadline

In addition to satisfying the foregoing requirements with respect to director nominations, to comply with the SEC's universal proxy card rules, stockholders who intend to solicit proxies in support of director nominees other than the Board's nominees in accordance with Rule 14a-19 under the Exchange Act must provide notice that sets forth the information required by Rule 14a-19 no later than the later of 60 calendar days prior to the date of the 2026 annual meeting or the 10th calendar day following the day on which public announcement of the date of the 2026 annual meeting is first made by the Company.

ANNUAL REPORT ON FORM 10-K

The Company will furnish, without charge, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC, to any stockholder upon written request to Primis Financial Corp., 10900 Nuckols Road, Suite 325, Glen Allen, Virginia 23060, Attention: Corporate Secretary.

ATTENDANCE AT THE ANNUAL MEETING

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting, and each may be accompanied by a guest. Registration of attendees of the Annual Meeting will begin at 12:30 p.m. If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the Annual Meeting. Please also note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the Annual Meeting.

OTHER MATTERS

The Board of Directors does not intend to bring any other matter before the Annual Meeting and does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matter does properly come before the Annual Meeting or any adjournment thereof, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.

You are cordially invited to attend the Annual Meeting. Regardless of whether you plan to attend the Annual Meeting, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope at your earliest convenience.

Appendix A

Article 1. Directors. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors. Except as otherwise fixed pursuant to the provisions of Article 5B. hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors, the number of directors shall be determined as stated in the Corporation’s Bylaws, as may be amended from time to time.

A.Term. ~~Commencing with~~ Until the ~~2006~~ 2026 annual meeting of stockholders, the ~~directors~~ Board of Directors of the Corporation shall be divided~~, with respect to the time which they severally hold office~~ into three classes, a first class, second class and third class, as nearly as equal in number as possible, ~~with the term of office of the first class, which will consist of Robin R. Shield and R. Roderick Porter, to expire at the 2007.~~  Beginning with the 2026 annual meeting of stockholders, the ~~term of office of the second class, which will consist of Michael A. Gaffney and John J. Forch, to expire at the 2008 annual meeting of stockholders, and the term of office of the third class, which will consist of Neil J. Call, Georgia S. Derrico and Charles A. Kabbash, to expire at the 2009 annual meeting of stockholders, with each director to hold office until his successor shall have been duly elected and qualified. At each annual meeting of stockholders commencing with the 2007 annual meeting of stockholders, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third~~ foregoing classification of directors shall cease and each director, regardless of when elected, shall stand for election for a term expiring at the next succeeding annual meeting of stockholders ~~after their election, with each director to hold office until his~~ and until such director’s successor shall have been ~~duly~~ elected and qualified or until such director’s earlier death, resignation or removal. Stockholders of the Corporation shall not be permitted to cumulate their votes for the election of directors.

Appendix B

PRIMIS FINANCIAL CORP.

Omnibus INCENTIVE PLAN

Article 1
PURPOSE

1.1	GENERAL. The purpose of the Primis Financial Corp. Omnibus Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of Primis Financial Corp. (the “Company”), by linking the personal interests of employees, officers, directors and consultants of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, directors and consultants of the Company and its Affiliates.

Article 2
DEFINITIONS

2.1	DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

(a)“Affiliate” means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

(b)“Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Awards, Other Stock-Based Awards, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

(c)“Award Certificate” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Certificates may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an Award or series of Awards under the Plan. The Committee may provide for the use of electronic, internet or other non-paper Award Certificates, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

(d)“Beneficial Owner” shall have the meaning given such term in Rule 13d-3 of the General Rules and Regulations under the 1934 Act.

(e)“Board” means the Board of Directors of the Company.

(f)“Cause” as a reason for a Participant’s termination of employment shall have the meaning assigned such term in the employment, severance or similar agreement, if any, between such Participant and the Company or an Affiliate, provided, however that if there is no such employment, severance or similar agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, “Cause” shall mean any of the following acts by the Participant, as determined by the Committee or the Board in its sole discretion: (i) conduct by the Participant that amounts to willful misconduct, gross neglect, or a material failure to perform the Participant’s duties and responsibilities; (ii) any willful violation of any material law, rule, or regulation applicable to banks or the banking industry generally (including but not limited to the regulations of the Board of

Governors of the Federal Reserve, the FDIC, the Virginia Bureau of Financial Institutions, or any other applicable regulatory authority); (iii) the exhibition by the Participant of a standard of behavior within the scope of or related to the Participant’s employment that is in violation of any written policy, Board or committee charter, or code of ethics or business conduct (or similar code) of the Company to which the Participant is subject; (iv) any act of fraud, misappropriation, or embezzlement by the Participant, whether or not such act was committed in connection with the business of the Company; (v) the Participant’s conviction of or the Participant’s pleading guilty or nolo contendere to with respect to (a) a felony or a crime involving moral turpitude (including pleading guilty or nolo contendere to a felony or lesser charge which results from plea bargaining), whether or not such felony, crime, or lesser offense is connected with the business of the Company, or (b) any crime in connection with the business of the Company.

(g)“Change in Control” means and includes the occurrence of any one of the following events:

i.	individuals who, on the Effective Date, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of such Board, provided that any person becoming a director after the Effective Date and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to the election or removal of directors (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; or

ii.	any person becomes a Beneficial Owner, directly or indirectly, of either (A) 50% or more of the then-outstanding shares of common stock of the Company (“Company Common Stock”) or (B) securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of directors (the “Company Voting Securities”); provided, however, that for purposes of this subsection (ii), the following acquisitions of Company Common Stock or Company Voting Securities shall not constitute a Change in Control: (w) an acquisition directly from the Company, (x) an acquisition by the Company or a Subsidiary of the Company, (y) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary of the Company, or (z) an acquisition pursuant to a Non-Qualifying Transaction (as defined in subsection (iii) below); or

iii.	the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or a Subsidiary (a “Reorganization”), or the sale or other disposition of all or substantially all of the Company’s assets (a “Sale”) or the acquisition of assets or stock of another corporation (an “Acquisition”), unless immediately following such Reorganization, Sale or Acquisition: (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company Common Stock and outstanding Company Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Reorganization, Sale or Acquisition (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets or stock either directly or through one or more subsidiaries, the “Surviving Corporation”) in substantially the same proportions as their ownership, immediately prior to such Reorganization, Sale or Acquisition, of the outstanding Company Common Stock and the outstanding Company Voting Securities, as the case may be, and (B) no person (other than (x) the Company or any Subsidiary of the Company, (y) the

Surviving Corporation or its ultimate parent corporation, or (z) any employee benefit plan (or related trust) sponsored or maintained by any of the foregoing is the beneficial owner, directly or indirectly, of 50% or more of the total common stock or 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Surviving Corporation, and (C) at least a majority of the members of the board of directors of the Surviving Corporation were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization, Sale or Acquisition (any Reorganization, Sale or Acquisition which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”); or

iv.	approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

(h)“Code” means the Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

(i)“Committee” means the Compensation Committee of the Board, or such other committee designated by the Board to administer the Plan.

(j)“Company” means Primis Financial Corp., a Virginia corporation, or any successor corporation.

(k)“Continuous Service” means the absence of any interruption or termination of service as an employee, officer, director or consultant of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option “Continuous Service” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable, pursuant to applicable tax regulations. Continuous Service shall not be considered interrupted in the following cases: (i) a Participant transfers employment between the Company and an Affiliate or between Affiliates, (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate, (iii) a Participant transfers from being an employee of the Company or an Affiliate to being a director of the Company or of an Affiliate, or vice versa, (iv) in the discretion of the Committee, a Participant transfers from being an employee of the Company or an Affiliate to being a consultant to the Company or of an Affiliate, or vice versa, (v) in the discretion of the Committee as specified at or prior to such occurrence, a Participant transfers from being an employee of the Company or an Affiliate to being a consultant to the Company or an Affiliate, or vice versa, or (vi) any leave of absence authorized in writing by the Company prior to its commencement; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Whether military, government or other service or other leave of absence shall constitute a termination of Continuous Service shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive; provided, however, that for purposes of any Award that is subject to Code Section 409A, the determination of a leave of absence must comply with the requirements of a “bona fide leave of absence” as provided in Treas. Reg. Section 1.409A-1(h).

(l)“Deferred Stock Unit” means a right granted to a Participant under Article 9 to receive Shares (or the equivalent value in cash or other property if the Committee so provides) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections.

(m)“Disability” means the inability of the Participant, as reasonably determined by the Company, to perform the essential functions of his or her regular duties and responsibilities, with or without reasonable accommodation, due to a medically determinable physical or mental illness which has lasted (or can reasonably be expected to last) for a period of six (6) consecutive months.

(n)“Dividend Equivalent” means a right granted to a Participant under Article 11 which entitles the Participant to receive payments equal to ordinary cash dividends or distributions with respect to all or a portion of the number of Shares subject to a Full-Value Award, as determined by the Committee.

(o)“Effective Date” has the meaning assigned such term in Section 3.1.

(p)“Eligible Participant” means an employee, officer, director or consultant of the Company or any Affiliate.

(q)“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(r)“Fair Market Value,” on any date, means (i) if the Stock is listed on a securities exchange, the closing sales price on such exchange on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, the mean between the bid and offered prices as quoted by the applicable interdealer quotation system for such date, provided that if the Stock is not quoted on an interdealer quotation system or it is determined that the fair market value is not properly reflected by such quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Code Section 409A.

(s)“Full-Value Award” means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Stock (or at the discretion of the Committee, settled in cash valued by reference to Stock value).

(t)“Grant Date” of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process. Notice of the grant shall be provided to the grantee within a reasonable time after the Grant Date.

(u)“Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

(v)“Independent Directors” means those members of the Board of Directors who qualify at any given time as (a) an “independent” director under the applicable rules of each Exchange on which the Shares are listed, and (b) a “non-employee” director under Rule 16b-3 of the 1934 Act.

(w)“Non-Employee Director” means a director of the Company who is not a common law employee of the Company or an Affiliate.

(x)“Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

(y)“Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(z)“Other Stock-Based Award” means a right, granted to a Participant under Article 13, that relates to or is valued by reference to Stock or other Awards relating to Stock.

(aa)“Parent” means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

(bb)“Participant” means an Eligible Participant who has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 13.4 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

(cc)“Performance Award” means any award granted under the Plan pursuant to Article 10.

(dd)“Person” means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.

(ee)“Plan” means the Primis Financial Corp. Omnibus Incentive Plan, as amended from time to time.

(ff)“Prior Plan” means the Primis Financial Corp. 2017 Equity Compensation Plan.

(gg)“Restricted Stock” means Stock granted to a Participant under Article 9 that is subject to certain restrictions and to risk of forfeiture.

(hh)“Restricted Stock Unit” means the right granted to a Participant under Article 9 to receive shares of Stock (or the equivalent value in cash or other property if the Committee so provides) in the future, which right is subject to certain restrictions and to risk of forfeiture.

(ii)“Shares” means shares of the Company’s Common Stock. If there has been an adjustment or substitution pursuant to Section 14.1, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Section 14.1.

(jj)“Stock” means the Company’s Common Stock, $0.01 par value and such other securities of the Company as may be substituted for Stock pursuant to Article 14.

(kk)“Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the base price of the SAR, all as determined pursuant to Article 8.

(ll)“Subsidiary” means any corporation, limited liability company, partnership or other entity, domestic or foreign, of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

(mm)“1933 Act” means the Securities Act of 1933, as amended from time to time.

(nn)“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

Article 3
EFFECTIVE TERM OF PLAN

3.1	EFFECTIVE DATE. The Plan shall be effective as of the date it is approved by the shareholders of the Company (the “Effective Date”).

3.2

TERMINATION OF PLAN.  Unless earlier terminated as provided herein, the Plan shall continue in effect until the date of the 2035 annual shareholders’ meeting. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination, which shall continue to be governed by the applicable terms and conditions of the Plan. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the Effective Date.

Article 4
ADMINISTRATION

4.1

COMMITTEE.  The Plan shall be administered by the Committee or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that at least two of the directors appointed to serve on the Committee shall be Independent Directors and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the 1934 Act. However, the mere fact that a Committee member shall fail to qualify as an Independent Director or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers and protections of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.

4.2

ACTION AND INTERPRETATIONS BY THE COMMITTEE.  For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it deems necessary to carry out the intent of the Plan. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company or the Committee to assist in the administration of the Plan. No member of the Committee will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

4.3

AUTHORITY OF COMMITTEE.  Except as provided in Section 4.1 hereof, the Committee has the exclusive power, authority and discretion to: (a) grant Awards; (b) designate Participants; (c) determine the type or types of Awards to be granted to each Participant; (d) determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate; (e) determine the terms and conditions of any Award granted under the Plan; (f) prescribe the form of each Award Certificate, which need not be identical for each Participant; (g) decide all other matters that must be determined in connection with an Award; (h) establish, adopt or revise any plan, program or policy for the grant of Awards as it may deem necessary or advisable, including but not limited to short-term incentive programs, and any special plan documents; (i) establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan; (j) make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; (k) amend the Plan or any Award Certificate as provided herein; and (l) adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of the United States or any non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in the United States or such other jurisdictions and to further the objectives of the Plan.

4.4DELEGATION.

(a)The Committee may delegate to one or more of its members or to one or more officers of the Company or an Affiliate or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan.

(b)The Board may, by resolution, expressly delegate to a special committee, consisting of one or more directors who may but need not be officers of the Company, the authority, within specified parameters as to the number and terms of Awards, to (i) designate officers and/or employees of the Company or any of its Affiliates to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities to an officer of the Company may not be made with respect to the grant of Awards to eligible participants who are subject to Section 16(a) of the 1934 Act at the Grant Date. The acts of such delegates shall be treated hereunder as acts of the Board and such delegates shall report regularly to the Board and the Committee regarding the delegated duties and responsibilities and any Awards so granted.

Article 5
SHARES SUBJECT TO THE PLAN

5.1NUMBER OF SHARES.  Subject to adjustment as provided in Section 5.2 and Section 14.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 600,000, all of which may be granted as Incentive Stock Options. After December 31, 2024, any shares subject to an award under the Prior Plan that are terminated or expire unexercised, are settled for cash, or are canceled, forfeited or lapse for any reason, then in each such case, the shares subject to the awards under the Prior Plan shall, to the extent of such termination, expiration, cash settlement, cancellation, forfeiture or lapse, be added to the shares available for grant under the Plan on a one-for-one basis. From and after the Effective Date, no further awards shall be granted under the Prior Plan, and the Prior Plan shall remain in effect only so long as awards granted thereunder shall remain outstanding.

5.2SHARE COUNTING.  Shares covered by an Award shall be subtracted from the Plan share reserve as of the Grant Date but shall be added back to the Plan share reserve or otherwise treated in accordance with subsections (a) through (i) of this Section 5.2.

(a)To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued or forfeited Shares subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(b)Shares subject to Awards settled in cash will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(c)Shares withheld from an Award to satisfy tax withholding requirements will count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan, and Shares delivered by a participant to satisfy tax withholding requirements will not be added to the Plan share reserve.

(d)The full number of Shares subject to an Option shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan, even if the exercise price of an Option is satisfied through net-settlement or by delivering Shares to the Company (by either actual delivery or attestation).

(e)The full number of Shares subject to a SAR shall count against the number of Shares remaining available for issuance pursuant to Awards made under the Plan (rather than the net number of Shares actually delivered upon exercise).

(f)Substitute Awards granted pursuant to Section 13.10 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under Section 5.1.

(g)Subject to applicable Exchange requirements, shares available under a shareholder-approved plan of a company acquired by the Company (as appropriately adjusted to Shares to reflect the transaction) may be issued under the Plan pursuant to Awards granted to individuals who were not employees of the Company or its Affiliates immediately before such transaction and will not count against the maximum share limitation specified in Section 5.1.

5.3	STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4

LIMITATION ON COMPENSATION FOR NON-EMPLOYEE DIRECTORS. With respect to any one calendar year, the aggregate compensation that may be granted to any Non-Employee Director, including all meeting fees, cash retainers and retainers granted in the form of Awards, shall not exceed $250,000, or $400,000 in the case of a non-employee Chairman of the Board or Lead Director. For purposes of such limit, the value of Awards will be determined based on the aggregate Grant Date fair value of all awards issued to the director in such year (computed in accordance with applicable financial accounting rules).

Article 6
ELIGIBILITY

6.1

GENERAL.  Awards may be granted only to Eligible Participants. Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code. Eligible Participants who are service providers to an Affiliate may be granted Options or SARs under this Plan only if the Affiliate qualifies as an “eligible issuer of service recipient stock” within the meaning of §1.409A-1(b)(5)(iii)(E) of the final regulations under Code Section 409A.

Article 7
STOCK OPTIONS

7.1	GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)Exercise Price.  The exercise price per Share under an Option shall be determined by the Committee, provided that the exercise price for any Option (other than an Option issued as a substitute Award pursuant to Section 13.10) shall not be less than the Fair Market Value as of the Grant Date.

(b)Prohibition on Repricing.  Except as otherwise provided in Section 14.1, without the prior approval of shareholders of the Company: (i) the exercise price of an Option may not be reduced, directly or indirectly, (ii) an Option may not be cancelled in exchange for cash, other Awards or Options or SARs with an exercise or base price that is less than the exercise price of the original Option, and (iii) the Company may not repurchase an Option for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option is lower than the exercise price per share of the Option.

(c)Time and Conditions of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(e), and may include in the Award Certificate a provision that an Option that is otherwise exercisable and has an exercise price that is less than the Fair Market Value of the Stock on the last day of its term will be automatically exercised on such final date of the term by means of a “net exercise,” thus entitling the optionee to Shares equal to the intrinsic value of the Option on such exercise date, less the number of Shares required for tax withholding. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.

(d)Payment.  The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, and the methods by which Shares shall be delivered or deemed to be delivered to Participants. As determined by the Committee at or after the Grant Date, payment of the exercise price of an

Option may be made, in whole or in part, in the form of (i) cash or cash equivalents, (ii) delivery (by either actual delivery or attestation) of previously-acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised, (iii) withholding of Shares from the Option based on the Fair Market Value of the Shares on the date the Option is exercised, (iv) broker-assisted market sales, or (iv) any other “cashless exercise” arrangement.

(e)Exercise Term.  Except for Nonstatutory Options granted to Participants outside the United States, no Option granted under the Plan shall be exercisable for more than ten years from the Grant Date.

(f)No Deferral Feature.  No Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Option.

(g)No Dividend Equivalents.  No Option shall provide for Dividend Equivalents.

7.2

INCENTIVE STOCK OPTIONS.  The terms of any Incentive Stock Options granted under the Plan must comply with the requirements of Section 422 of the Code. Without limiting the foregoing, any Incentive Stock Option granted to a Participant who at the Grant Date owns more than 10% of the voting power of all classes of shares of the Company must have an exercise price per Share of not less than 110% of the Fair Market Value per Share on the Grant Date and an Option term of not more than five years. If all of the requirements of Section 422 of the Code (including the above) are not met, the Option shall automatically become a Nonstatutory Stock Option.

Article 8
STOCK APPRECIATION RIGHTS

8.1	GRANT OF STOCK APPRECIATION RIGHTS. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(a)Right to Payment.  Upon the exercise of a SAR, the Participant has the right to receive, for each Share with respect to which the SAR is being exercised, the excess, if any, of: (i) the Fair Market Value of one Share on the date of exercise; over (ii) The base price of the SAR as determined by the Committee and set forth in the Award Certificate, which shall not be less than the Fair Market Value of one Share on the Grant Date.

(b)Prohibition on Repricing.  Except as otherwise provided in Section 14.1, without the prior approval of the shareholders of the Company, (i) the base price of a SAR may not be reduced, directly or indirectly, (ii) a SAR may not be cancelled in exchange for cash, other Awards, or Options or SARs with an exercise or base price that is less than the base price of the original SAR, and (iii) the Company may not repurchase a SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the SAR is lower than the base price per share of the SAR.

(c)Time and Conditions of Exercise.  The Committee shall determine the time or times at which a SAR may be exercised in whole or in part, and may include in the Award Certificate a provision that a SAR that is otherwise exercisable and has a base price that is less than the Fair Market Value of the Stock on the last day of its term will be automatically exercised on such final date of the term, thus entitling the holder to cash or Shares equal to the intrinsic value of the SAR on such exercise date, less the cash or number of Shares required for tax withholding. Except for SARs granted to Participants outside the United States, no SAR shall be exercisable for more than ten years from the Grant Date.

(d)No Deferral Feature.  No SAR shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the SAR.

(e)No Dividend Equivalents.  No SAR shall provide for Dividend Equivalents.

(f)Other Terms.  All SARs shall be evidenced by an Award Certificate. Subject to the limitations of this Article 8, the terms, methods of exercise, methods of settlement, form of consideration payable in settlement

(e.g., cash, Shares or other property), and any other terms and conditions of the SAR shall be determined by the Committee at the time of the grant and shall be reflected in the Award Certificate.

Article 9
RESTRICTED STOCK AND STOCK UNITS

9.1

GRANT OF RESTRICTED STOCK AND STOCK UNITS.  The Committee is authorized to make Awards of Restricted Stock, Restricted Stock Units or Deferred Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An Award of Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be evidenced by an Award Certificate setting forth the terms, conditions, and restrictions applicable to the Award.

9.2

ISSUANCE AND RESTRICTIONS.  Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, for example, limitations on the right to vote Restricted Stock or, subject to Section 11.2 hereof, the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Certificate or any special Plan document governing an Award, a Participant shall have none of the rights of a shareholder with respect to Restricted Stock Units or Deferred Stock Units until such time as Shares of Stock are paid in settlement of such Awards.

9.3

FORFEITURE.  Subject to the terms of the Award Certificate and except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Service during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited.

9.4

DELIVERY OF RESTRICTED STOCK.  Shares of Restricted Stock shall be delivered to the Participant at the Grant Date either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

Article 10
PERFORMANCE AWARDS

10.1

GRANT OF PERFORMANCE AWARDS.  The Committee is authorized to grant any Award under this Plan, including cash-based Awards, with performance-based vesting criteria, on such terms and conditions as may be selected by the Committee. Any such Awards with performance-based vesting criteria are referred to herein as Performance Awards. The Committee shall have the complete discretion to determine the number of Performance Awards granted to each Participant and to designate the provisions of such Performance Awards as provided in Section 4.3. All Performance Awards shall be evidenced by an Award Certificate or a written program established by the Committee, pursuant to which Performance Awards are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.

10.2

PERFORMANCE GOALS.  The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, an Affiliate or a division, region, department or function within the Company or an Affiliate. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the

Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in an amount determined by the Committee.

Article 11
DIVIDENDS; DIVIDEND EQUIVALENTS

11.1

GRANT OF DIVIDEND EQUIVALENTS.  The Committee is authorized to grant Dividend Equivalents with respect to Full-Value Awards granted hereunder. Dividend Equivalents shall entitle the Participant to receive payments equal to ordinary cash dividends or distributions with respect to all or a portion of the number of Shares subject to a Full-Value Award, as determined by the Committee.

11.2

Treatment of Dividends and Dividend Equivalents on Unvested Awards. In no event shall dividends or Dividend Equivalents be paid with respect to Options or Stock Appreciation Rights. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that provides for or includes a right to dividends or Dividend Equivalents, if dividends are declared during the period that an equity Award is outstanding, such dividends (or Dividend Equivalents) shall either (i) not be paid or credited with respect to such Award or (ii) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable Award and shall only be paid at the time or times such vesting requirement(s) are satisfied.

Article 12
STOCK OR OTHER STOCK-BASED AWARDS

12.1

GRANT OF STOCK OR OTHER STOCK-BASED AWARDS.  The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, including limited partnership interests in a limited partnership entity of which the Company is general partner that may be exchanged or redeemed for Shares on a one-for-one basis, or any profits interest in such limited partnership entity that may be exchanged or converted into such limited partnership interests, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

Article 13
PROVISIONS APPLICABLE TO AWARDS

13.1	AWARD CERTIFICATES. Each Award shall be evidenced by an Award Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

13.2

FORM OF PAYMENT FOR AWARDS.  At the discretion of the Committee, payment of Awards may be made in cash, Stock, a combination of cash and Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Stock, restrictions on transfer and forfeiture provisions. Further, payment of Awards may be made in the form of a lump sum, or in installments, as determined by the Committee.

13.3

LIMITS ON TRANSFER.  No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an

Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers (other than transfers for value) where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

13.4

BENEFICIARIES.  Notwithstanding Section 13.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, any payment due to the Participant shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant, in the manner provided by the Company, at any time provided the change or revocation is filed with the Committee.

13.5

STOCK TRADING RESTRICTIONS.  All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

13.6

ACCELERATION UPON DEATH OR DISABILITY.  Except as otherwise provided in the Award Certificate or any special Plan document or separate agreement with a Participant governing an Award, upon the termination of a person’s Continuous Service by reason of death or Disability: (a) all of that Participant’s outstanding Options and SARs shall become fully exercisable; (b) all time-based vesting restrictions on that Participant’s outstanding Awards shall lapse as of the date of termination; and (c) the target payout opportunities attainable under all of such Participant’s outstanding performance-based Awards shall be deemed to have been earned as of the date of termination based upon an assumed achievement of all relevant performance goals at the “target” level, and there shall be a pro rata payout to the Participant or his or her estate within thirty (30) days following the date of termination (unless a later date is required by Section 16.3 hereof) based upon the length of time within the performance period that has elapsed prior to the date of termination. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

13.7	EFFECT OF A CHANGE IN CONTROL. Unless otherwise provided in an Award Certificate, this Section 13.7 governs the treatment of Awards upon a Change in Control.

(a)Awards Assumed or Substituted by Surviving Entity.  With respect to Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with a Change in Control: if within two years after the effective date of the Change in Control, a Participant’s employment is terminated without Cause or the Participant resigns for Good Reason, then (i) all of that Participant’s outstanding Options or SARs shall become fully exercisable, (ii) all time-based vesting restrictions on the his or her outstanding Awards shall lapse, and (iii) the target payout opportunities attainable under all outstanding of that Participant’s performance-based Awards shall be deemed to have been fully earned as of the date of termination based upon  an assumed achievement of all relevant performance goals at the “target” level. With regard to each Award, a Participant shall not be considered to have resigned for Good Reason unless either (i) the Award Certificate includes such provision or (ii) the Participant is party to an employment, severance or similar agreement with the Company or an Affiliate that includes provisions in which the Participant is permitted to resign for Good Reason. Any Options or SARs shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

(b)Awards not Assumed or Substituted by Surviving Entity.  Upon the occurrence of a Change in Control, and except with respect to any Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board: (i) outstanding Options or SARs shall become fully exercisable, (ii) time-based vesting restrictions on outstanding Awards shall lapse, and (iii) the target payout opportunities attainable under outstanding performance-based Awards shall be deemed to have been fully earned as of the effective date of the Change in Control based upon an assumed achievement of all relevant performance goals at the “target” level. Any Options or SARs shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

13.8

DISCRETION TO ACCELERATE AWARDS.  Regardless of whether an event has occurred as described in Section 13.6 or 13.7 above, the Committee may in its sole discretion determine that, at any time or for any reason, all or a portion of such Participant’s Options or SARs shall become fully or partially exercisable, that all or a part of the restrictions on all or a portion of the Participant’s outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards held by that Participant shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 13.8.

13.9

FORFEITURE EVENTS.  Awards under the Plan shall be subject to any compensation recoupment policy that the Committee may adopt from time to time that is applicable by its terms to the Participant. In addition, the Committee may specify in an Award Certificate that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, (i) termination of employment for cause, (ii) violation of material Company or Affiliate policies, (iii) breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, (iv) other conduct by the Participant that is detrimental to the business or reputation of the Company or any Affiliate, or (v) a later determination that the vesting of, or amount realized from, a Performance Award was based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria, whether or not the Participant caused or contributed to such material inaccuracy.

13.10

SUBSTITUTE AWARDS.  The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

13.11

MINIMUM VESTING REQUIREMENT. Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan (other than cash-based awards) shall vest no earlier than the first anniversary of the date on which the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Subsidiaries, (ii) Shares delivered in lieu of fully vested cash obligations, (iii) Awards to Non-Employee Directors that vest on earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iv) any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 5.1 (subject to adjustment under Section 14.1); and, provided, further, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, Disability or a Change in Control, in the terms of the Award Certificate or otherwise.

Article 14
CHANGES IN CAPITAL STRUCTURE

14.1

MANDATORY ADJUSTMENTS.  In the event of a nonreciprocal transaction between the Company and its shareholders that causes the per-share value of the Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the authorization limits under Section 5.1 shall be adjusted proportionately, and the Committee shall make such adjustments to the Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. Action by the Committee may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Notwithstanding the foregoing, the Committee shall not make any adjustments to outstanding Options or SARs that would constitute a modification or substitution of the stock right under Treas. Reg. Sections 1.409A-1(b)(5)(v) that would be treated as the grant of a new stock right or change in the form of payment for purposes of Code Section 409A. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefor.

14.2

DISCRETIONARY ADJUSTMENTS.  Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in Section 14.1), the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and non-forfeitable and exercisable (in whole or in part) and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise or base price of the Award, (v) that performance targets and performance periods for Performance Awards will be modified, or (vi) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

14.3

GENERAL.  Any discretionary adjustments made pursuant to this Article 14 shall be subject to the provisions of Section 15.2. To the extent that any adjustments made pursuant to this Article 14 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Nonstatutory Stock Options.

Article 15
AMENDMENT, MODIFICATION AND TERMINATION

15.1

AMENDMENT, MODIFICATION AND TERMINATION.  The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to shareholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of shareholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable (i) to comply with the listing or other requirements of an Exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations. Without the prior approval of the shareholders of the Company, the Plan may not be amended to permit: (i) the exercise price or base price of an Option or SAR to be reduced, directly or indirectly, (ii) an Option or SAR to be cancelled in exchange for cash, other Awards, or Options or SARs with an exercise or base price that is less than the exercise price or base price of the original Option or SAR, or (iii) the Company to repurchase an Option or SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option or SAR is lower than the exercise price or base price per share of the Option or SAR.

15.2	AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a)Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);

(b)The original term of an Option or SAR may not be extended without the prior approval of the shareholders of the Company;

(c)Except as otherwise provided in Section 14.1, without the prior approval of the shareholders of the Company, (i) the exercise price of an Option or base price of a SAR may not be reduced, directly or indirectly, (ii) an option or SAR may not be cancelled in exchange for cash, other Awards or Options or SARs with an exercise or base price that is less than the exercise price or base price of the original Option or SAR, or otherwise, and (iii) the Company may not repurchase an Option or SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option or SAR is lower than the exercise price or base price per share of the Option or SAR; and

(d)No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

15.3

COMPLIANCE AMENDMENTS.  Notwithstanding anything in the Plan or in any Award Certificate to the contrary, the Board may amend the Plan or an Award Certificate, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or Award Certificate to any present or future law relating to plans of this or similar nature (including, but not limited to, Section 409A of the Code), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 15.3 to any Award granted under the Plan without further consideration or action.

Article 16
GENERAL PROVISIONS

16.1RIGHTS OF PARTICIPANTS.

(a)No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

(b)Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, or any Participant’s service as a director or consultant, at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

(c)Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Affiliate and, accordingly, subject to Article 15, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company or any of its Affiliates.

(d)No Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

16.2

WITHHOLDING.  The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company or such Affiliate, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company or such Affiliate will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. Unless otherwise determined by the Committee at the time the Award is granted or thereafter, any such withholding requirement may be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the amount required to be withheld in accordance with applicable tax requirements (up to the maximum individual statutory rate in the applicable jurisdiction as may be permitted under then-current accounting principles to qualify for equity classification), in accordance with such procedures as the Committee establishes. All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

16.3SPECIAL PROVISIONS RELATED TO SECTION 409A OF THE CODE.

(a)It is intended that the payments and benefits provided under the Plan and any Award shall either be exempt from the application of, or comply with, the requirements of Section 409A of the Code. The Plan and all Award Certificates shall be construed in a manner that effects such intent. Nevertheless, the tax treatment of the benefits provided under the Plan or any Award is not warranted or guaranteed. Neither the Company, its Affiliates nor their respective directors, officers, employees or advisers (other than in his or her capacity as a Participant) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award.

(b)Notwithstanding anything in the Plan or in any Award Certificate to the contrary, to the extent that any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code (“Non-Exempt Deferred Compensation”) would otherwise be payable or distributable, or a different form of payment (e.g., lump sum or installment) of such Non-Exempt Deferred Compensation would be effected, under the Plan or any Award Certificate by reason of the occurrence of a Change in Control, or the Participant’s Disability or separation from service, such Non-Exempt Deferred Compensation will not be payable or distributable to the Participant, and/or such different form of payment will not be effected, by reason of such circumstance unless the circumstances giving rise to such Change in Control, Disability or separation from service meet any description or definition of “change in control event”, “disability” or “separation from service”, as the case may be, in Section 409A of the Code and applicable regulations (without giving effect to any elective provisions that may be available under such definition). This provision does not prohibit the vesting of any Award upon a Change in

Control, Disability or separation from service, however defined. If this provision prevents the payment or distribution of any amount or benefit, or the application of a different form of payment of any amount or benefit, such payment or distribution shall be made at the time and in the form that would have applied absent the Change in Control, Disability or separation from service as applicable.

(c)Notwithstanding anything in the Plan or in any Award Certificate to the contrary, if any amount or benefit that would constitute Non-Exempt Deferred Compensation would otherwise be payable or distributable under this Plan or any Award Certificate by reason of a Participant’s separation from service during a period in which the Participant is a Specified Employee (as defined below), then, subject to any permissible acceleration of payment by the Committee under Treas. Reg. Section 1.409A-3(j)(4)(ii) (domestic relations order), (j)(4)(iii) (conflicts of interest), or (j)(4)(vi) (payment of employment taxes): (i) the amount of such Non-Exempt Deferred Compensation that would otherwise be payable during the six-month period immediately following the Participant’s separation from service will be accumulated through and paid or provided on the first day of the seventh month following the Participant’s separation from service (or, if the Participant dies during such period, within thirty (30) days after the Participant’s death) (in either case, the “Required Delay Period”); and (ii) the normal payment or distribution schedule for any remaining payments or distributions will resume at the end of the Required Delay Period. For purposes of this Plan, the term “Specified Employee” has the meaning given such term in Code Section 409A and the final regulations thereunder.

(d)If, pursuant to an Award, a Participant is entitled to a series of installment payments, such Participant’s right to the series of installment payments shall be treated as a right to a series of separate payments and not to a single payment. For purposes of the preceding sentence, the term “series of installment payments” has the meaning provided in Treas. Reg. Section 1.409A-2(b)(2)(iii) (or any successor thereto).

(e)Whenever an Award conditions a payment or benefit on the Participant’s execution and non-revocation of a release of claims, such release must be executed and all revocation periods shall have expired within sixty (60) days after the date of termination of the Participant’s employment; failing which such payment or benefit shall be forfeited. If such payment or benefit is exempt from Section 409A of the Code, the Company may elect to make or commence payment at any time during such 60-day period. If such payment or benefit constitutes Non-Exempt Deferred Compensation, then, subject to subsection (c) above, (i) if such 60-day period begins and ends in a single calendar year, the Company may make or commence payment at any time during such period at its discretion, and (ii) if such 60-day period begins in one calendar year and ends in the next calendar year, the payment shall be made or commence during the second such calendar year (or any later date specified for such payment under the applicable Award), even if such signing and non-revocation of the release occur during the first such calendar year included within such 60-day period. In other words, a Participant is not permitted to influence the calendar year of payment based on the timing of signing the release.

16.4

UNFUNDED STATUS OF AWARDS.  The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. In its sole discretion, the Committee may authorize the creation of grantor trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares or with respect to Awards. This Plan is not intended to be subject to ERISA.

16.5

RELATIONSHIP TO OTHER BENEFITS.  No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan. Nothing contained in the Plan will prevent the Company from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

16.6	EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

16.7

TITLES AND HEADINGS.  The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

16.8

GENDER AND NUMBER.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

16.9

FRACTIONAL SHARES.  No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

16.10	GOVERNMENT AND OTHER REGULATIONS.

(a)Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b)Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to   issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

16.11	GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of Virginia.

16.12

SEVERABILITY.  In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

16.13

NO LIMITATIONS ON RIGHTS OF COMPANY.  The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

The foregoing is hereby acknowledged as being the Primis Financial Corp. Omnibus Incentive Plan as adopted by the Board on December 3, 2024 and approved by the Company’s shareholders on December 19, 2024.

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01 - John F. Biagas 04 - Dr. Allen R. Jones Jr. 02 - John M. Eggemeyer 03 - F.L. Garrett, III 1UPX For Withhold For Withhold For Withhold A Proposals — The Board recommends a vote FOR the election of the Board of Directors and FOR Proposals 2, 3, 4 and 5. 045FYB 2. APPROVAL OF AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION. To approve an amendment to the Company’s Articles of Incorporation to declassify the Company’s Board of Directors; 3. APPROVAL OF THE PRIMIS FINANCIAL CORP. OMNIBUS INCENTIVE PLAN. To approve a new omnibus incentive plan; 1. ELECTION OF DIRECTORS: To elect four (4) Directors to Class I to serve on the Board of Directors of the Company until the Company’s 2028 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified, or until his or her earlier resignation or removal; For Against Abstain For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. 4. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT. To ratify the appointment of Crowe LLP (“Crowe”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; 5. ADVISORY VOTE ON EXECUTIVE COMPENSATION. To conduct a non-binding vote to approve the compensation of the Company’s named executive officers; and 6. OTHER BUSINESS. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. 2025 Annual Meeting Proxy Card Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/FRST or scan the QR code — login details are located in the shaded bar below. Your vote matters – here’s how to vote! Votes submitted electronically must be received by 11:59pm, (Eastern Time), on June 25, 2025. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/FRST Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/FRST Notice of 2025 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — June 26, 2025 Robert Y. Clagett and Eric A. Johnson, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Primis Financial Corp. to be held on June 26, 2025 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2, 3, 4, and 5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Proxy — PRIMIS FINANCIAL CORP. C Non-Voting Items q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Change of Address — Please print new address below. Comments — Please print your comments below. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/FRST 2025 Annual Meeting Admission Ticket 2025 Annual Meeting of Primis Financial Corp. Stockholders June 26, 2025, 1:00pm ET The Commonwealth Club 401 W Franklin Street, Richmond, VA 23220 Upon arrival, please present this admission ticket and photo identification at the registration desk.

Step 1: Go to www.envisionreports.com/FRST. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/FRST Online Go to www.envisionreports.com/FRST or scan the QR code — login details are located in the shaded bar below. 2025 Stockholder Meeting Notice 045G5B Important Notice Regarding the Availability of Proxy Materials for the Primis Financial Corp. Annual Meeting of Stockholders to be Held on June 26, 2025. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review the important information contained in the proxy materials before voting. The 2025 proxy statement and annual report to stockholders are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 13, 2025 to facilitate timely delivery. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. The Sample Company Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. Votes submitted electronically must be received by 11:59pm, (Eastern Time), on June 25, 2025.

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/FRST. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Primis Financial Corp” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by June 13, 2025. The 2025 Annual Meeting of Stockholders of Primis Financial Corp. will be held on June 26, 2025, 1:00pm ET, at The Commonwealth Club, 401 W Franklin Street, Richmond, VA 23220. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3, 4 and 5: 1. ELECTION OF DIRECTORS: To elect four (4) Directors to Class I to serve on the Board of Directors of the Company until the Company’s 2028 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified, or until his or her earlier resignation or removal; 01 - John F. Biagas 02 - John M. Eggemeyer 03 - F.L. Garrett, III 04 - Dr. Allen R. Jones Jr. 2. APPROVAL OF AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION. To approve an amendment to the Company’s Articles of Incorporation to declassify the Company’s Board of Directors; 3. APPROVAL OF THE PRIMIS FINANCIAL CORP. OMNIBUS INCENTIVE PLAN. To approve a new omnibus incentive plan; 4. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT. To ratify the appointment of Crowe LLP (“Crowe”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; 5. ADVISORY VOTE ON EXECUTIVE COMPENSATION. To conduct a non-binding vote to approve the compensation of the Company’s named executive officers; and 6. OTHER BUSINESS. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. 2025 Stockholder Meeting Notice